June 30, 1998

PHOENIX ENGEMANN FUNDS

SEMIANNUAL REPORT

- PHOENIX-ENGEMANN
  GROWTH FUND

- PHOENIX-ENGEMANN
  NIFTY FIFTY FUND

- PHOENIX-ENGEMANN
  BALANCED RETURN FUND

- PHOENIX-ENGEMANN
  GLOBAL GROWTH FUND

- PHOENIX-ENGEMANN
  SMALL & MID-CAP
  GROWTH FUND

- PHOENIX-ENGEMANN
  VALUE 25 FUND

[LOGO] PHOENIX
       INVESTMENT PARTNERS

                Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholders:           [PHOTO]
                                 ROGER ENGEMANN
                   This is just the kind of monotony we like! I'm very happy to report that all the funds in our complex have--once again--turned in positive numbers for the previous six months.

                   You'll find complete performance information in the sections that follow, but I'd like to share some of the highlights with you. Based on the net asset value (NAV) increase for Class A
Shares, the Growth, Nifty Fifty, Balanced and Global Growth funds all beat the average fund* in their respective categories from December 31, 1997, through June 30, 1998. What's even better news is that these funds nearly matched or exceeded their benchmark indices as well.

  And, better yet, two of our funds gave the record-setting S&P 500 Stock Index a run for the money. The NAV for Class A Shares of the Nifty Fifty fund increased 17.6 percent, just shy of the 17.8 percent return of the S&P, and the Growth fund's 18.8 percent increase came out ahead of the S&P.

  We're particularly pleased with the funds' performance within their peer groups because it represents progress toward our goal of improving relative performance. When I last wrote you, I reported good returns on an absolute basis, but said it would be our mission to improve our relative returns as measured against similar funds. The fact that we have been able to do this is encouraging, but I want to assure you that we do not yet consider our mission fully accomplished.

  The strong returns of the Growth and Nifty Fifty funds reflect what we had anticipated: a continuing market bias toward large growth stocks. When nervous financial conditions prevail, as they have for many months, investors tend to gravitate to the comfortable stocks of large, dependable companies who turn out products we use on a day-to-day basis.

  At times like these, other stocks and the funds that invest in them, can play second fiddle. There's not as much "comfort" in small and mid-cap stocks. Weak commodity pricing is making commodity-type stocks such as those in the Value 25 fund less attractive. And storm clouds over Asia are dampening enthusiasm for most all but European foreign stocks.

  Despite the current glamour of the large-cap growth stocks, I'd want to check any urge to move all your money into that category. The reason, of course, is that the tides can change. Large growth stocks have had the edge for many months and could continue to dominate for some time. But sooner or later other fund types are likely to gain the spotlight. If you own the Nifty Fifty or the Growth fund, as well as other funds in the family, you're taking advantage of diversification and improving your chances of having investments that can work well for you in different economic circumstances.

  Next quarter we will celebrate the one-year anniversary of our alliance with Phoenix Duff & Phelps, now Phoenix Investment Partners, Ltd. We expected the relationship to be good, but in real life it has turned out to be even better than we had hoped. The Phoenix organization has relieved us of the burden of a number of mutual fund administrative, compliance and accounting functions, allowing us to concentrate on what we like and what we feel we do best: picking stocks and helping you make your money grow.

  With such a favorable internal environment and with external forces at play that bode well for the stock market, we believe we can continue to bring you good news in these reports for some time to come.

  Thank you as always for trusting your money to our care.

              [SIGNATURE]

Roger Engemann
Chairman of the Board and President

August 20, 1998

(*)SOURCE: LIPPER ANALYTICAL SERVICES

PHOENIX-ENGEMANN GROWTH FUND
------------------------------------------------------

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

INVESTMENT OBJECTIVE
  The Phoenix-Engemann Growth Fund's objective is to achieve long-term capital appreciation by investing in common stocks with rapidly growing earnings per share. The fund invests in stocks of various capitalization.

Q: HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1998?

A: The NAV for the fund's Class A Shares increased 18.8 percent, comparing very favorably to the S&P 500 Index which returned 17.8 percent and to the average growth fund which advanced 15.1 percent as measured Lipper Analytical Services.

Q: WHAT WERE SOME OF THE FACTORS WHICH AFFECTED THE FUND'S PERFORMANCE?

A: The fund benefited from owning companies with bright earnings prospects at a time when investors are worried about slowing earnings growth for the average company in the S&P 500. In addition, the fund was overweighted in several sectors which outperformed the market including Communications, Health Care and Consumer Discretionary.

Q: PLEASE DISCUSS A FEW STOCKS THAT DID WELL DURING THE PERIOD AS WELL AS THOSE THAT TURNED IN DISAPPOINTING RESULTS.

A: Communication service and equipment companies were among the fund's best performers during the period as the viability of the Internet as a business medium continued to gain momentum. Among our top performers in this area were America Online, Cisco Systems, and Lucent Technologies. The fund's largest position, Pfizer, also performed extremely well as the company received FDA approval for its new impotence pill which subsequently became the fastest launch of a new pharmaceutical product in history.
  On the negative side, Cendant was the fund's weakest performer as the company disclosed accounting irregularities related to its merger with CUC International. We continue to own the stock as we await the opinion of an independent audit committee. Philip Morris underperformed the market during the first half of the year as uncertainty surrounding the outcome of tobacco legislation beset the stock. We believe Philip Morris trades at a steep discount to the market and expect the valuation to improve once the company's actual liability becomes more apparent to investors.

Q: WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO DURING THE FIRST HALF OF THE YEAR?

A: We decreased our position in MRV Communications as we continue to emphasize larger companies with stronger competitive positions. WorldCom is a name we added to the top ten holdings in light of the company's proposed merger with MCI. We believe the prospects for the combined company are exciting as the company is positioning itself to provide a broad array of telecommunications services on a global basis.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1998?

A: We continue to focus on companies we expect will grow their earnings 2 to 3 times faster than the average company in the S&P 500. In an environment where profit growth is becoming harder to come by for the average company, we believe investors will pay a premium to own companies with consistent, above-average growth. Furthermore, with inflation appearing to remain well under control, we expect interest rates to stay low and the premium investors are willing to pay for growth to at least remain stable. In summary, our outlook has not changed; we remain positively disposed to equities, particularly growth stocks.

PHOENIX-ENGEMANN GROWTH FUND
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  AVERAGE ANNUAL TOTAL RETURNS(1)
                          (AS OF 6/30/98)
                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
A Shares(2) (INCEPTION: 6/24/86)
  NAV             26.17%    22.26%    16.84%    16.67%
  POP             20.16%    20.30%    15.71%    16.11%
B Shares(2) (INCEPTION: 1/3/94)              SINCE INCEPTION
  CDSC            21.37%    20.86%      -       16.58%
  No CDSC         25.37%    21.31%      -       16.84%
C Shares(2) (INCEPTION: 1/3/94)              SINCE INCEPTION
  CDSC            24.37%    21.31%      -       16.58%
  No CDSC         25.37%    21.31%      -       16.84%
M Shares(3) (INCEPTION: 1/21/98)             SINCE INCEPTION
  NAV               -         -         -       18.77%
  POP               -         -         -       14.59%
S&P 500 Index     30.30%    30.34%    23.13%    note 4

SECTOR HOLDINGS (AS A PERCENTAGE OF MARKET VALUE)

Consumer Discretionary     19.0%
Consumer Staples           12.0%
Financial Services         14.0%
Health Care                20.0%
Technology                 18.0%
Utilities                   3.0%
Cash & Other               14.0%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX OF 1000 SECURITIES WITH A GREATER THAN AVERAGE GROWTH ORIENTATION.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE. PRIOR TO 1/20/98, THE MAXIMUM FRONT-END SALES CHARGE WAS 5.5%. "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE (CDSC) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(3) CLASS M SHARES ARE NOT CURRENTLY OFFERED.

(4) THE S&P 500 INDEX PERFORMANCE IS 18.56%, 24.79%, 24.79%, 17.60% FOR CLASS
A, B, C AND M, RESPECTIVELY, FOR 10 YEARS OR SINCE INCEPTION DATE AS NOTED. ALL RETURNS REPRESENT PAST PERFORMANCE WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT-PHOENIX-ENGEMANN GROWTH FUND A SHARES(5) AND THE S&P 500 STOCK INDEX(6)

Fund After Maximum Sales Load    S&P 500 Stock Index
     6/30/88   $9,525.00             $10,000.00
     6/30/89  $12,744.27             $12,039.60
     6/29/90  $15,517.40             $14,004.62
     6/28/91  $17,068.50             $15,040.91
     6/30/92  $20,722.29             $17,065.36
     6/30/93  $20,439.70             $19,387.25
     6/30/94  $19,675.44             $19,646.87
     6/30/95  $24,358.78             $24,776.69
     6/28/96  $30,126.25             $31,247.86
     6/30/97  $35,282.91             $42,107.20
     6/30/98  $44,517.00             $54,865.91

(5) THIS CHART ILLUSTRATES POP RETURNS ON CLASS A SHARES ONLY FOR THE PAST 10 YEARS. RETURNS ON CLASS B AND CLASS C SHARES WILL VARY DUE TO DIFFERING SALES CHARGES.

(6) THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE REPRESENTATIVE OF THE U.S. STOCK MARKET AND INCLUDES REINVESTED DIVIDENDS.

PHOENIX-ENGEMANN GROWTH FUND

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         TEN LARGEST HOLDINGS AT JUNE 30, 1998
(as a percentage of net assets)
1. Pfizer, Inc.                                                5.3%
Major producer of pharmaceuticals
2. Gillette Co.                                                4.5%
Global manufacturer of razors
3. Sears, Roebuck & Co.                                        3.5%
Leading retailer of apparel, home and automotive
products
4. WorldCom, Inc.                                              3.3%
Comprehensive telecommunications service provider
5. General Electric Co.                                        3.1%
Diversified manufacturing and financial services
6. Microsoft Corp.                                             3.1%
World's leading computer software company
7. Cisco Systems, Inc.                                         3.0%
Leading producer of switches and routers for
internetworking
8. Merck & Co., Inc.                                           2.9%
Leading manufacturer of pharmaceuticals
9. Carnival Corp.                                              2.7%
Operator of cruise ships
10. McDonald's Corp.                                           2.7%
Fast food restaurant operator

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                           SHARES      VALUE
                                                          --------  ------------
COMMON STOCKS--96.2%
BANKS (MAJOR REGIONAL)--2.3%
  Wells Fargo & Co......................................   31,770   $ 11,723,130
                                                                    ------------
BEVERAGES (NON-ALCOHOLIC)--3.9%
  Coca-Cola Co. (The)...................................  137,900     11,790,450
  PepsiCo, Inc..........................................  194,450      8,008,909
                                                                    ------------
                                                                      19,799,359
                                                                    ------------
CHEMICALS--1.1%
  Du Pont (E.I.) de Nemours & Co........................   75,000      5,596,875
                                                                    ------------
COMMUNICATIONS EQUIPMENT--3.9%
  Loral Space & Communications, Inc.....................  100,000      2,825,000
  Lucent Technologies, Inc..............................   90,000      7,486,875
  MRV Communications, Inc. (b)..........................  160,500      3,330,375
  Tellabs, Inc. (b).....................................   85,550      6,127,519
                                                                    ------------
                                                                      19,769,769
                                                                    ------------
COMPUTERS (HARDWARE)--1.5%
  Compaq Computer Corp..................................  100,000      2,837,500
  Hewlett-Packard Co....................................   80,000      4,790,000
                                                                    ------------
                                                                       7,627,500
                                                                    ------------
COMPUTERS (NETWORKING)--3.0%
  Cisco Systems, Inc. (b)...............................  164,075     15,105,155
                                                                    ------------
COMPUTERS (SOFTWARE & SERVICES)--9.1%
  America Online, Inc. (b)..............................  100,000     10,600,000
  Edwards (J.D.) & Co...................................   55,000      2,361,562
  HBO & Co..............................................  195,700      6,898,425
  Microsoft Corp. (b)...................................  141,300     15,313,387
  PeopleSoft, Inc. (b)..................................  136,200      6,401,400
  Sterling Commerce, Inc. (b)...........................   80,000      3,880,000
                                                                    ------------
                                                                      45,454,774
                                                                    ------------
CONSUMER FINANCE--1.3%
  MBNA Corp.............................................  197,300   $  6,510,900
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------  ------------
ELECTRICAL EQUIPMENT--3.1%
  General Electric Co...................................  170,000     15,470,000
                                                                    ------------
ELECTRONICS (SEMICONDUCTORS)--5.0%
  Etec Systems, Inc. (b)................................   59,800      2,104,212
  Intel Corp............................................  126,400      9,369,400
  Texas Instruments, Inc................................  234,600     13,680,112
                                                                    ------------
                                                                      25,153,724
                                                                    ------------
ENTERTAINMENT--4.0%
  Carnival Corp.........................................  345,500     13,690,438
  Walt Disney Co. (The).................................   62,950      6,613,684
                                                                    ------------
                                                                      20,304,122
                                                                    ------------
FINANCIAL (DIVERSIFIED)--5.6%
  American Express Co...................................   53,000      6,042,000
  FHLMC.................................................  293,150     13,796,372
  FNMA..................................................   78,550      4,771,913
  Price (T. Rowe) Associates, Inc.......................   93,400      3,508,338
                                                                    ------------
                                                                      28,118,623
                                                                    ------------
FOODS--0.5%
  Kellogg Co............................................   60,000      2,253,750
                                                                    ------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--9.5%
  Lilly (Eli) & Co......................................  100,000      6,606,250
  Merck & Co., Inc......................................  109,100     14,592,125
  Pfizer, Inc...........................................  242,600     26,367,588
                                                                    ------------
                                                                      47,565,963
                                                                    ------------
HEALTH CARE (DIVERSIFIED)--5.3%
  American Home Products Corp...........................  200,000     10,350,000
  Bristol-Myers Squibb Co...............................   50,000      5,746,875

4                      See Notes to Financial Statements

PHOENIX-ENGEMANN GROWTH FUND

--------------------------------------------------------------------------------

                                                           SHARES      VALUE
                                                          --------  ------------
HEALTH CARE (DIVERSIFIED)--CONTINUED
  Johnson & Johnson.....................................  139,200   $ 10,266,000
                                                                    ------------
                                                                      26,362,875
                                                                    ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.5%
  Columbia/HCA Healthcare Corp..........................  250,550      7,297,269
                                                                    ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
  Medtronic, Inc........................................  147,100      9,377,625
                                                                    ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.9%
  ALZA Corp.............................................  100,000      4,325,000
                                                                    ------------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc.....................   45,000      6,570,000
  Travelers Group, Inc..................................   40,000      2,425,000
                                                                    ------------
                                                                       8,995,000
                                                                    ------------
MANUFACTURING (DIVERSIFIED)--0.9%
  United Technologies Corp..............................   50,000      4,625,000
                                                                    ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.4%
  Schlumberger Ltd......................................  100,000      6,831,250
                                                                    ------------
PERSONAL CARE--4.5%
  Gillette Co...........................................  396,300     22,465,256
                                                                    ------------
RAILROADS--1.6%
  Kansas City Southern Industries, Inc..................  165,000      8,188,125
                                                                    ------------
RESTAURANTS--2.7%
  McDonald's Corp.......................................  197,000     13,593,000
                                                                    ------------
RETAIL (BUILDING SUPPLIES)--1.8%
  Lowe's Cos., Inc......................................  227,200      9,215,800
                                                                    ------------
RETAIL (DEPARTMENT STORES)--1.4%
  Kohl's Corp. (b)......................................  138,000      7,158,750
                                                                    ------------
RETAIL (DISCOUNTERS)--1.0%
  Consolidated Stores Corp. (b).........................  133,500      4,839,375
                                                                    ------------
RETAIL (DRUG STORES)--1.3%
  Walgreen Co...........................................  152,000      6,279,500
                                                                    ------------
RETAIL (GENERAL MERCHANDISE)--4.2%
  Ross Stores, Inc......................................   80,000      3,440,000
  Sears, Roebuck & Co...................................  289,550     17,680,647
                                                                    ------------
                                                                      21,120,647
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------  ------------
SERVICES (ADVERTISING/MARKETING)--2.4%
  Interpublic Group of Cos., Inc........................  200,750   $ 12,183,016
                                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--1.5%
  Cendant Corp. (b).....................................  352,333      7,354,951
                                                                    ------------
SERVICES (DATA PROCESSING)--0.6%
  First Data Corp.......................................   86,000      2,864,875
                                                                    ------------
SERVICES (PAYROLL PROCESSING)--1.1%
  Paychex, Inc..........................................  135,975      5,532,483
                                                                    ------------
TELECOMMUNICATIONS LONG DISTANCE--3.3%
  WorldCom, Inc. (b)....................................  343,600     16,643,125
                                                                    ------------
TOBACCO--1.3%
  Philip Morris Cos., Inc...............................  169,450      6,672,094
                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $251,299,737)..................................   482,378,660
                                                                    ------------

FOREIGN COMMON STOCKS--3.1%
INVESTMENT BANKING/BROKERAGE--1.2%
  Amvescap PLC Sponsored ADR (United Kingdom)...........  118,800      5,836,050
                                                                    ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.9%
  Renaissance Energy Ltd.
    (Canada)............................................  320,000      4,798,237
                                                                    ------------
PUBLISHING--1.0%
  Reuters Group PLC Sponsored ADR (United Kingdom)......   75,000      5,137,500
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $11,982,175)...................................    15,771,787
                                                                    ------------

TOTAL INVESTMENTS--99.3%
  (Identified cost $263,281,912)..................................   498,150,447(a)
  Cash and receivables, less liabilities--0.7%....................     3,280,463
                                                                    ------------
NET ASSETS--100.0%................................................  $501,430,910
                                                                    ------------
                                                                    ------------

(a) Federal Income Tax Information : Net unrealized appreciation of investment securities is comprised of gross appreciation of $236,503,014 and gross depreciation of $1,634,479 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $263,281,912.
(b)  Non-income producing.

                       See Notes to Financial Statements                       5

PHOENIX-ENGEMANN GROWTH FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $263,281,912)                              $  498,150,447
Cash                                                               6,638,616
Receivables
  Investment securities sold                                       4,715,440
  Dividends and interest                                             391,093
  Fund shares sold                                                   169,553
                                                              --------------
    Total assets                                                 510,065,149
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  6,687,027
  Fund shares repurchased                                            537,851
  Distribution fee                                                   866,718
  Investment advisory fee                                            324,907
  Administration fee                                                 204,597
  Trustees' fee                                                        4,888
Accrued expenses                                                       8,251
                                                              --------------
    Total liabilities                                              8,634,239
                                                              --------------
NET ASSETS                                                    $  501,430,910
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  224,653,985
Undistributed net investment loss                                 (1,869,174)
Accumulated net realized gain                                     43,777,564
Net unrealized appreciation                                      234,868,535
                                                              --------------
NET ASSETS                                                    $  501,430,910
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $407,689,757)               16,790,235
Net asset value per share                                             $24.28
Offering price per share
  $24.28/(1-4.75%)                                                    $25.49
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $61,359,429)                 2,642,844
Net asset value and offering price per share                          $23.22
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $32,262,843)                 1,389,602
Net asset value and offering price per share                          $23.22
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $118,881)                        4,866
Net asset value per share                                             $24.43
Offering price per share
  $24.43/(1-3.50%)                                                    $25.32

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $   2,026,000
Interest                                                            253,634
Foreign taxes withheld                                               (1,553)
                                                              -------------
    Total investment income                                       2,278,081
                                                              -------------

EXPENSES
Investment advisory fee                                           1,952,978
Distribution fee--Class A                                           492,371
Distribution fee--Class B                                           288,829
Distribution fee--Class C                                           152,377
Distribution fee--Class M                                               244
Administration                                                    1,229,624
Professional                                                         23,559
Trustees                                                              7,273
                                                              -------------
    Total expenses                                                4,147,255
                                                              -------------
NET INVESTMENT LOSS                                              (1,869,174)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  40,339,938
Net realized loss on foreign currency transactions                  (11,008)
Net change in unrealized appreciation (depreciation) on
  investments                                                    44,799,275
                                                              -------------
NET GAIN ON INVESTMENTS                                          86,128,205
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  83,259,031
                                                              -------------
                                                              -------------

6                      See Notes to Financial Statements

PHOENIX-ENGEMANN GROWTH FUND

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS         YEAR ENDED
                                              ENDED        DECEMBER 31, 1997
                                          JUNE 30, 1998       (ROUNDED TO
                                           (UNAUDITED)         THOUSANDS)
                                          --------------   ------------------
FROM OPERATIONS
  Net investment income (loss)             $ (1,869,174)      $ (4,678,000)
  Net realized gain                          40,328,930         95,837,000
  Net change in unrealized appreciation
    (depreciation)                           44,799,275        (18,157,000)
                                          --------------   ------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               83,259,031         73,002,000
                                          --------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                     --                 --
  Net investment income--Class B                     --                 --
  Net investment income--Class C                     --                 --
  Net investment income--Class M                     --                 --
  Net realized gains--Class A                        --        (74,825,000)
  Net realized gains--Class B                        --        (10,906,000)
  Net realized gains--Class C                        --         (5,880,000)
  Net realized gains--Class M                        --                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --        (91,611,000)
                                          --------------   ------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (270,691
    and 419,000 shares, respectively)         6,101,712          9,864,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 3,374,000 shares,
    respectively)                                    --         66,573,000
  Cost of shares repurchased (2,246,476
    and 4,478,000 shares, respectively)     (50,196,284)      (106,146,000)
                                          --------------   ------------------
Total                                       (44,094,572)       (29,709,000)
                                          --------------   ------------------
CLASS B
  Proceeds from sales of shares (150,075
    and 284,000 shares, respectively)         3,249,661          6,477,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 529,000 shares, respectively)             --         10,026,000
  Cost of shares repurchased (274,362
    and 357,000 shares, respectively)        (5,940,567)        (8,373,000)
                                          --------------   ------------------
Total                                        (2,690,906)         8,130,000
                                          --------------   ------------------
CLASS C
  Proceeds from sales of shares (79,461
    and 187,000 shares, respectively)         1,728,782          4,261,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 284,000 shares, respectively)             --          5,374,000
  Cost of shares repurchased (179,693
    and 254,000 shares, respectively)        (3,841,881)        (5,945,000)
                                          --------------   ------------------
Total                                        (2,113,099)         3,690,000
                                          --------------   ------------------
CLASS M
  Proceeds from sales of shares (4,866
    and 0 shares, respectively)                 100,100                 --
                                          --------------   ------------------
Total                                           100,100                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                            (48,798,477)       (17,889,000)
                                          --------------   ------------------
  NET INCREASE (DECREASE) IN NET ASSETS      34,460,554        (36,498,000)
NET ASSETS
  Beginning of period                       466,970,356        503,468,000
                                          --------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($1,869,174) AND $0, RESPECTIVELY)     $501,430,910       $466,970,000
                                          --------------   ------------------
                                          --------------   ------------------

                       See Notes to Financial Statements                       7

PHOENIX-ENGEMANN GROWTH FUND

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED
                                       6/30/98                                  YEAR ENDED DECEMBER 31,
                                     (UNAUDITED)          1997             1996             1995           1994           1993
                                     ------------      -----------      -----------      -----------    -----------    ----------
Net asset value, beginning of
  period                              $  20.43         $     21.94      $     19.28      $     15.40    $     16.00    $    17.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)        (0.07)              (0.16)(2)        (0.14)(3)        (0.06)         (0.03)        (0.02)
  Net realized and unrealized gain        3.92                3.51             4.47             4.24          (0.57)        (0.98)
                                        ------         -----------      -----------      -----------    -----------    ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                        3.85                3.35             4.33             4.18          (0.60)        (1.00)
                                        ------         -----------      -----------      -----------    -----------    ----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  --                  --               --               --             --            --
  Dividends from net realized gains         --               (4.86)           (1.67)           (0.30)            --            --
                                        ------         -----------      -----------      -----------    -----------    ----------
      TOTAL DISTRIBUTIONS                   --               (4.86)           (1.67)           (0.30)            --            --
                                        ------         -----------      -----------      -----------    -----------    ----------
Change in net asset value                 3.85               (1.51)            2.66             3.88          (0.60)        (1.00)
                                        ------         -----------      -----------      -----------    -----------    ----------
NET ASSET VALUE, END OF PERIOD        $  24.28         $     20.43      $     21.94      $     19.28    $     15.40    $    16.00
                                        ------         -----------      -----------      -----------    -----------    ----------
                                        ------         -----------      -----------      -----------    -----------    ----------
Total return(4)                          18.84%(6)           16.04%(2)        22.49%(3)        27.16%         (3.75)%       (5.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $407,690            $383,481         $426,785         $415,416       $391,831      $532,208

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.58%(5)             1.6%(2)          1.6%(3)          1.6%           1.6%          1.6%
  Net investment income (loss)           (0.64)%(5)           (0.7)%(2)        (0.6)%(3)        (0.3)%         (0.2)%          --%
Portfolio turnover                          61%(6)            70.6%            70.1%            65.9%          53.8%         22.9%

                                                                       CLASS B
                                     ----------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED
                                       6/30/98                          YEAR ENDED DECEMBER 31,
                                     (UNAUDITED)          1997             1996            1995          1994
                                     ------------      -----------      -----------      ---------    -----------
Net asset value, beginning of
  period                              $  19.61         $     21.40      $     18.99      $   15.28    $     15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)        (0.15)              (0.34)(2)        (0.31)(3)      (0.20)         (0.14)
  Net realized and unrealized gain        3.76                3.41             4.39           4.21          (0.47)
                                        ------         -----------      -----------      ---------    -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                        3.61                3.07             4.08           4.01          (0.61)
                                        ------         -----------      -----------      ---------    -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  --                  --               --             --             --
  Dividends from net realized gains         --               (4.86)           (1.67)         (0.30)            --
                                        ------         -----------      -----------      ---------    -----------
      TOTAL DISTRIBUTIONS                   --               (4.86)           (1.67)         (0.30)            --
                                        ------         -----------      -----------      ---------    -----------
Change in net asset value                 3.61               (1.79)            2.41           3.71          (0.61)
                                        ------         -----------      -----------      ---------    -----------
NET ASSET VALUE, END OF PERIOD        $  23.22         $     19.61      $     21.40      $   18.99    $     15.28
                                        ------         -----------      -----------      ---------    -----------
                                        ------         -----------      -----------      ---------    -----------
Total return(4)                          18.41%(6)           15.13%(2)        21.52%(3)      26.26%         (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $61,359             $54,267          $49,444        $34,786        $11,349

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.33%(5)             2.4%(2)          2.3%(3)        2.4%           2.3%
  Net investment income (loss)           (1.39)%(5)           (1.5)%(2)        (1.5)%(3)      (1.1)%         (1.0)%
Portfolio turnover                          61%(6)            70.6%            70.1%          65.9%          53.8%

8                      See Notes to Financial Statements

PHOENIX-ENGEMANN GROWTH FUND
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                                                                     CLASS M
                                                                        CLASS C                                     ----------
                                        -----------------------------------------------------------------------        FROM
                                         SIX MONTHS                                                                 INCEPTION
                                           ENDED                                                                    1/20/98 TO
                                          6/30/98                        YEAR ENDED DECEMBER 31,                     6/30/98
                                        (UNAUDITED)          1997            1996           1995        1994        (UNAUDITED)
                                        ------------      ----------      ----------      --------    ---------     ----------
Net asset value, beginning of
  period                                  $ 19.61         $    21.40      $    18.99      $  15.28    $   15.89     $ 20.57
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)           (0.15)             (0.34)(2)       (0.31)(3)     (0.20)       (0.14)      (0.08)
  Net realized and unrealized gain           3.76               3.41            4.39          4.21         (.47)       3.94
                                        ------------      ----------      ----------      --------    ---------     ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                           3.61               3.07            4.08          4.01         (.61)       3.86
                                        ------------      ----------      ----------      --------    ---------     ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     --                 --              --            --           --          --
  Dividends from net realized gains            --              (4.86)          (1.67)        (0.30)          --          --
                                        ------------      ----------      ----------      --------    ---------     ----------
      TOTAL DISTRIBUTIONS                      --              (4.86)          (1.67)        (0.30)          --          --
                                        ------------      ----------      ----------      --------    ---------     ----------
Change in net asset value                    3.61              (1.79)           2.41          3.71        (0.61)       3.86
                                        ------------      ----------      ----------      --------    ---------     ----------
NET ASSET VALUE, END OF PERIOD            $ 23.22         $    19.61      $    21.40      $  18.99    $   15.28     $ 24.43
                                        ------------      ----------      ----------      --------    ---------     ----------
                                        ------------      ----------      ----------      --------    ---------     ----------
Total return(4)                             18.41%(6)          15.13%(2)       21.52%(3)     26.26%       (3.84)%     18.77%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $32,263            $29,222         $27,239       $20,497       $6,136         119

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.33%(5)            2.4%(2)         2.3%(3)       2.4%         2.3%       1.83%(5)
  Net investment income (loss)              (1.39)%(5)          (1.5)%(2)       (1.5)%(3)     (1.1)%       (1.0)%     (0.88)%(5)
Portfolio turnover                             61%(6)           70.6%           70.1%         65.9%        53.8%         61%(6)

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
(3) These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
(5)  Annualized
(6)  Not annualized

                       See Notes to Financial Statements                       9

PHOENIX-ENGEMANN NIFTY FIFTY FUND
------------------------------------------------------

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Nifty Fifty Fund seeks to achieve long-term capital appreciation by investing in approximately 50 companies management considers to have the best prospects for appreciation potential.

Q: HOW DID THE FUND PERFORM OVER THE FIRST SIX MONTHS OF 1998?

A: The Nifty Fifty fund's net asset value (NAV) for Class A Shares increased
17.6 percent, only slightly less than the impressive 17.8 percent return of the S&P 500 Index and ahead of the 15.1 percent return of the average growth fund, according to Lipper Analytical Services.

Q: WHAT FACTORS MOST IMPACTED THE FUND'S PERFORMANCE?

A: In the first half of 1998, the fund benefited from the market's narrower focus on a selected group of large-cap stocks. As the Asian economic crisis contributed to earnings disappointment in a number of U.S. sectors, investors shifted to solid blue-chip growth sectors. The fund was helped by this trend due to its concentration in stable growth sectors such as Healthcare and Consumer Staples. Stock selection was another positive factor contributing to the fund's performance. For example, Cisco Systems, Lucent Technologies, and Microsoft in the Technology sector; Kohls Corporation, Lowes Company, and Carnival Corporation in the Consumer Cyclical sector; and Pfizer, American Home Products, and Merck & Company in the Healthcare sector significantly outperformed the market and contributed positively to the fund.

Q: WHICH STOCKS DIDN'T PERFORM SO WELL?

A: Schlumberger, one of our newer holdings, was a disappointment. Schlumberger is a petroleum exploration and production services company that saw its stock decline as a result of depressed oil prices. We feel this is a temporary situation and are optimistic about the long-term picture for the company. The worst performer was Cendant, a stock that got off to a great start early in the year, but fell when accounting irregularities were found in one of the company's business units. After an audit is completed and the air is cleared, we believe the stock will resume its earlier climb.

Q: WHAT WERE SOME OF THE CHANGES TO THE FUND DURING THE FIRST HALF OF 1998?

A: Given the uncertainties over the Asian economic crisis and its impact on U.S. companies, the fund increased its exposure to the more stable sectors within the economy--Health Care and Consumer Staples. For instance, new additions to the fund included such blue-chip names as Bristol-Myers Squibb, Eli Lilly & Company, and Campbell Soup Company. The Technology sector was reduced slightly from 17.5 percent in December 1997 to 16.8 percent in June 1998.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 1998?

A: The slowdown in corporate earnings we've been expecting for some time looks as if it is becoming a reality in 1998. Over the past few years, corporate earnings have shown tremendous growth, with earnings for the S&P 500 Index growing at a compound annual growth rate of 17.6 percent since 1993--an exceptional feat when you consider that, since 1942, the long-term earnings growth rate for the average S&P 500 company has been approximately 7.1 percent.
  As we enter the second half of 1998, earnings growth for the S&P 500 is expected to slow to its historic rate. In contrast, the Nifty Fifty fund has performed well when S&P earnings growth is slowing. The fund had some of its best years, both on an absolute and relative basis, when the S&P 500 Index produced negative earnings growth. We believe slower earnings growth in the months ahead will provide an even more attractive setting for the type of stable growth stocks that are in the Nifty Fifty fund.

PHOENIX-ENGEMANN NIFTY FIFTY FUND
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  AVERAGE ANNUAL TOTAL RETURNS(1)
                          (AS OF 6/30/98)

                  1 YEAR    3 YEARS   5 YEARS SINCE INCEPTION
A Shares(2) (INCEPTION: 12/17/90)
  NAV             22.06%    24.49%    19.16%     20.02%
  POP             16.25%    22.48%    18.00%     19.24%

B Shares(2) (INCEPTION: 1/3/94)
  CDSC            17.19%    23.13%      -        19.37%
  No CDSC         21.19%    23.57%      -        19.61%

C Shares(2) (INCEPTION: 1/3/94)
  CDSC            20.19%    23.57%      -        19.61%
  No CDSC         21.19%    23.57%      -        19.61%

M Shares(3) (INCEPTION: 1/21/98)
  NAV               -         -         -        17.15%
  POP               -         -         -        13.05%

S&P 500 Index     30.30%    30.34%    23.13%     note 4

SECTOR HOLDINGS (AS A PERCENTAGE OF MARKET VALUE)

Consumer Discretionary     14.0%
Consumer Staples           15.0%
Financial Services         13.0%
Health Care                22.0%
Technology                 16.0%
Utilities                   3.0%
Cash & Other               17.0%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX OF 1,000 SECURITIES WITH A GREATER THAN AVERAGE GROWTH ORIENTATION.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE. PRIOR TO 1/20/98, THE MAXIMUM FRONT-END SALES CHARGE WAS 5.5%. "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE (CDSC) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(3) CLASS M SHARES ARE NOT CURRENTLY OFFERED.

(4) THE S&P 500 INDEX PERFORMANCE IS 21.08%, 24.79%, 24.79%, 17.60% FOR CLASS
A, B, C AND M, RESPECTIVELY, FOR 10 YEARS OR SINCE INCEPTION DATE AS NOTED.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT-PHOENIX-ENGEMANN NIFTY FIFTY FUND A SHARES(5) AND THE S&P 500 STOCK INDEX(6)

Fund After Maximum Sales Load    S&P 500 Stock Index
    12/17/90   $9,525.00             $10,000.00
     6/28/91  $13,146.34             $11,595.00
     6/30/92  $15,101.54             $13,155.00
     6/30/93  $15,686.05             $14,945.00
     6/30/94  $15,484.83             $15,145.00
     6/30/95  $19,538.10             $19,100.00
     6/28/96  $23,993.82             $24,088.00
     6/30/97  $30,878.54             $32,459.00
     6/30/98  $37,690.77             $42,294.00

(5) THIS CHART ILLUSTRATES POP RETURNS ON CLASS A SHARES ONLY. RETURNS WILL VARY ON CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

(6) THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE REPRESENTATIVE OF THE U.S. STOCK MARKET AND INCLUDES REINVESTED DIVIDENDS.

12/17/90 (FUND INCEPTION)

PHOENIX-ENGEMANN NIFTY FIFTY FUND

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        TEN LARGEST HOLDINGS AT JUNE 30, 1998
(as a percentage of net assets)
1. Pfizer, Inc.                                              5.0%
Major producer of pharmaceuticals
2. Gillette Co.                                              3.9%
Global manufacturer of razors
3. American Home Products Corp.                              3.6%
Diversified-Healthcare company
4. McDonald's Corp.                                          3.6%
Fast food restaurant operator
5. Intel Corp.                                               3.5%
Leading manufacturer of microprocessors
6. Merck & Co., Inc.                                         3.4%
Leading manufacturer of pharmaceuticals
7. American International Group, Inc.                        3.2%
Global provider of insurance and financial services
8. WorldCom, Inc.                                            3.2%
Comprehensive telecommunications service provider
9. Sears, Roebuck & Co.                                      3.2%
Leading retailer of apparel, home and automotive
products
10. General Electric Co.                                     3.1%
Diversified manufacturing and financial services

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                     SHARES      VALUE
                                                    --------  -----------
COMMON STOCKS--96.7%
BANKS (MAJOR REGIONAL)--2.9%
  Wells Fargo & Co................................   26,940   $ 9,940,860
                                                              -----------
BEVERAGES (NON-ALCOHOLIC)--4.5%
  Coca-Cola Co. (The).............................   87,850     7,511,175
  PepsiCo, Inc....................................  190,000     7,825,625
                                                              -----------
                                                               15,336,800
                                                              -----------
CHEMICALS--2.0%
  Du Pont (E.I.) de Nemours & Co..................   93,000     6,940,125
                                                              -----------
COMMUNICATIONS EQUIPMENT--2.0%
  Lucent Technologies, Inc........................   36,000     2,994,750
  Tellabs, Inc. (b)...............................   55,000     3,939,375
                                                              -----------
                                                                6,934,125
                                                              -----------
COMPUTERS (HARDWARE)--2.4%
  Compaq Computer Corp............................  103,200     2,928,300
  Hewlett-Packard Co. ............................   89,900     5,382,762
                                                              -----------
                                                                8,311,062
                                                              -----------
COMPUTERS (NETWORKING)--2.6%
  Cisco Systems, Inc. (b).........................   98,625     9,079,664
                                                              -----------
COMPUTERS (SOFTWARE & SERVICES)--3.7%
  Microsoft Corp. (b).............................   84,400     9,146,850
  Oracle Corp. (b)................................  137,550     3,378,572
                                                              -----------
                                                               12,525,422
                                                              -----------
CONSUMER FINANCE--.5%
  MBNA Corp.......................................   50,000     1,650,000
                                                              -----------
ELECTRICAL EQUIPMENT--3.1%
  General Electric Co.............................  115,000    10,465,000
                                                              -----------
ELECTRONICS (SEMICONDUCTORS)--5.5%
  Intel Corp......................................  161,500   $11,971,187
  Texas Instruments, Inc..........................  120,000     6,997,500
                                                              -----------
                                                               18,968,687
                                                              -----------

                                                     SHARES      VALUE
                                                    --------  -----------
ENTERTAINMENT--3.4%
  Carnival Corp...................................  139,700     5,535,612
  Walt Disney Co. (The)...........................   58,200     6,114,637
                                                              -----------
                                                               11,650,249
                                                              -----------
FINANCIAL (DIVERSIFIED)--5.4%
  American Express Co.............................   70,250     8,008,500
  FHLMC...........................................  168,250     7,918,266
  FNMA............................................   43,800     2,660,850
                                                              -----------
                                                               18,587,616
                                                              -----------
FOODS--0.9%
  Kellogg Co. ....................................   80,000     3,005,000
                                                              -----------
HEALTH CARE (DIVERSIFIED)--7.5%
  American Home Products Corp. ...................  240,000    12,420,000
  Bristol-Myers Squibb Co. .......................   50,000     5,746,875
  Johnson & Johnson...............................  100,000     7,375,000
                                                              -----------
                                                               25,541,875
                                                              -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--10.5%
  Lilly (Eli) & Co................................   74,000     4,888,625
  Merck & Co., Inc................................   88,300    11,810,125
  Pfizer, Inc.....................................  156,950    17,058,503
  Schering-Plough Corp............................   25,000     2,290,625
                                                              -----------
                                                               36,047,878
                                                              -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.2%
  Columbia/HCA Healthcare Corp. ..................  260,000     7,572,500
                                                              -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
  Medtronic, Inc. ................................  116,300     7,414,125
                                                              -----------

12                     See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

--------------------------------------------------------------------------------

                                                     SHARES      VALUE
                                                    --------  -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.7%
  Colgate-Palmolive Co............................   65,600   $ 5,772,800
                                                              -----------
INSURANCE (MULTI-LINE)--4.1%
  American International Group, Inc. .............   75,000    10,950,000
  Travelers Group, Inc. ..........................   50,000     3,031,250
                                                              -----------
                                                               13,981,250
                                                              -----------
MANUFACTURING (DIVERSIFIED)--3.0%
  Minnesota Mining & Manufacturing Co.............   45,000     3,698,438
  United Technologies Corp........................   70,000     6,475,000
                                                              -----------
                                                               10,173,438
                                                              -----------
OIL & GAS (DRILLING & EQUIPMENT)--2.2%
  Schlumberger Ltd................................  113,000     7,719,313
                                                              -----------
PERSONAL CARE--3.9%
  Gillette Co. ...................................  237,600    13,468,950
                                                              -----------
RAILROADS--0.7%
  Kansas City Southern Industries, Inc............   50,000     2,481,250
                                                              -----------
RESTAURANTS--3.6%
  McDonald's Corp.................................  180,000    12,420,000
                                                              -----------
RETAIL (BUILDING SUPPLIES)--1.4%
  Lowe's Cos., Inc................................  121,300     4,920,231
                                                              -----------
RETAIL (DEPARTMENT STORES)--0.6%
  Kohl's Corp. (b)................................   40,000     2,075,000
                                                              -----------
RETAIL (DRUG STORES)--1.1%
  Walgreen Co.....................................   95,000     3,924,688
                                                              -----------

                                                     SHARES      VALUE
                                                    --------  -----------
RETAIL (GENERAL MERCHANDISE)--3.9%
  Sears, Roebuck & Co.............................  177,700   $10,850,806
  Staples, Inc. (b)...............................   82,500     2,387,344
                                                              -----------
                                                               13,238,150
                                                              -----------
SERVICES (ADVERTISING/MARKETING)--1.1%
  Interpublic Group of Cos., Inc..................   60,000     3,641,250
                                                              -----------
SERVICES (COMMERCIAL & CONSUMER)--1.7%
  Cendant Corp. (b)...............................  275,639     5,753,964
                                                              -----------
SERVICES (DATA PROCESSING)--0.5%
  Automatic Data Processing, Inc..................   25,000     1,821,875
                                                              -----------
TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
  WorldCom, Inc. (b)..............................  225,000    10,898,438
                                                              -----------
TOBACCO--2.7%
  Philip Morris Cos., Inc.........................  232,650     9,160,594
                                                              -----------
TOTAL COMMON STOCK
  (Identified cost $198,730,511)............................  331,422,179
                                                              -----------

FOREIGN COMMON STOCKS--1.4%
PUBLISHING--1.4%
  Reuters Group PLC Sponsored ADR (United
    Kingdom)......................................   68,666         4,703,621
                                                              ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,630,183)..............................        4,703,621
                                                              ---------------

TOTAL INVESTMENTS--98.1%
  (Identified cost $202,360,694)............................      336,125,800(a)
  Cash and receivables, less liabilities--1.9%..............        6,657,431
                                                              ---------------
NET ASSETS--100.0%..........................................     $342,783,231
                                                              ---------------
                                                              ---------------

(a) Federal Income Tax Information: Net Unrealized appreciation of investment securities is comprised of gross appreciation of $136,175,828 and gross depreciation of $2,410,722 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $202,360,694.
(b)  Non-income producing.

                       See Notes to Financial Statements                      13

PHOENIX-ENGEMANN NIFTY FIFTY FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $202,360,694)                              $  336,125,800
Cash                                                               6,820,079
Receivables
  Dividends and interest                                             300,452
  Fund shares sold                                                   773,995
                                                              --------------
    Total assets                                                 344,020,326
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            309,238
  Distribution fee                                                   545,663
  Investment advisory fee                                            222,547
  Administration fee                                                 140,633
  Trustees' fee                                                        1,095
Accrued expenses                                                      17,919
                                                              --------------
    Total liabilities                                              1,237,095
                                                              --------------
NET ASSETS                                                    $  342,783,231
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  188,074,750
Undistributed net investment loss                                 (1,205,836)
Accumulated net realized gain                                     22,149,211
Net unrealized appreciation                                      133,765,106
                                                              --------------
NET ASSETS                                                    $  342,783,231
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $215,476,450)                6,273,940
Net asset value per share                                             $34.34
Offering price per share
  $34.34/(1-4.75%)                                                    $36.05
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $83,113,580)                 2,512,460
Net asset value and offering price per share                          $33.08
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $44,075,943)                 1,332,390
Net asset value and offering price per share                          $33.08
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $117,258)                        3,392
Net asset value per share                                             $34.57
Offering price per share
  $34.57/(1-3.50%)                                                    $35.82

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $   1,570,566
Interest                                                            163,641
Foreign taxes withheld                                               (4,014)
                                                              -------------
    Total investment income                                       1,730,193
                                                              -------------
EXPENSES
Investment advisory fee                                           1,273,016
Distribution fee--Class A                                           242,826
Distribution fee--Class B                                           381,169
Distribution fee--Class C                                           207,318
Distribution fee--Class M                                               242
Administration                                                      804,933
Professional                                                         19,252
Trustees                                                              7,273
                                                              -------------
    Total expenses                                                2,936,029
                                                              -------------
NET INVESTMENT LOSS                                              (1,205,836)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  19,782,223
Net change in unrealized appreciation (depreciation) on
  investments                                                    31,363,774
                                                              -------------
NET GAIN ON INVESTMENTS                                          51,145,997
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  49,940,161
                                                              -------------
                                                              -------------

14                     See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS         YEAR ENDED
                                              ENDED        DECEMBER 31, 1997
                                          JUNE 30, 1998       (ROUNDED TO
                                           (UNAUDITED)         THOUSANDS)
                                          --------------   ------------------
FROM OPERATIONS
  Net investment income (loss)             $ (1,205,836)      $ (2,495,000)
  Net realized gain                          19,782,223         23,555,000
  Net change in unrealized appreciation
    (depreciation)                           31,363,774         21,916,000
                                          --------------   ------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               49,940,161         42,976,000
                                          --------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                     --                 --
  Net investment income--Class B                     --                 --
  Net investment income--Class C                     --                 --
  Net investment income--Class M                     --                 --
  Net realized gains--Class A                        --        (13,104,000)
  Net realized gains--Class B                        --         (5,183,000)
  Net realized gains--Class C                        --         (3,031,000)
  Net realized gains--Class M                        --                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --        (21,318,000)
                                          --------------   ------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (997,926
    and 1,403,000 shares, respectively)      32,213,148         42,888,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 417,000 shares, respectively)             --         11,853,000
  Cost of shares repurchased (761,672
    and 1,272,000 shares, respectively)     (24,583,990)       (38,417,000)
                                          --------------   ------------------
Total                                         7,629,158         16,324,000
                                          --------------   ------------------
CLASS B
  Proceeds from sales of shares (271,049
    and 681,000 shares, respectively)         8,286,302         19,549,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 166,000 shares, respectively)             --          4,576,000
  Cost of shares repurchased (168,182
    and 259,000 shares, respectively)        (5,199,376)        (7,706,000)
                                          --------------   ------------------
Total                                         3,086,926         16,419,000
                                          --------------   ------------------
CLASS C
  Proceeds from sales of shares (108,793
    and 551,000 shares, respectively)         3,341,785         15,687,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 101,000 shares, respectively)             --          2,780,000
  Cost of shares repurchased (184,714
    and 252,000 shares, respectively)        (5,517,385)        (7,370,000)
                                          --------------   ------------------
Total                                        (2,175,600)        11,097,000
                                          --------------   ------------------
CLASS M
  Proceeds from sales of shares (3,392
    and 0 shares, respectively)                 100,098                 --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --                 --
  Cost of shares repurchased (0 and 0
    shares, respectively)                            --                 --
                                          --------------   ------------------
Total                                           100,098                 --
                                          --------------   ------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              8,640,582         43,840,000
                                          --------------   ------------------
  NET INCREASE IN NET ASSETS                 58,580,743         65,498,000
NET ASSETS
  Beginning of period                       284,202,488        218,704,000
                                          --------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($1,205,836) AND $0, RESPECTIVELY)     $342,783,231       $284,202,000
                                          --------------   ------------------
                                          --------------   ------------------

                       See Notes to Financial Statements                      15

PHOENIX-ENGEMANN NIFTY FIFTY FUND

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS A
                       -------------------------------------------------------------------------------------
                        SIX MONTHS
                          ENDED
                         6/30/98                               YEAR ENDED DECEMBER 31,
                       (UNAUDITED)          1997             1996            1995         1994        1993
                       ------------      -----------      -----------      ---------    ---------   --------
Net asset value,
  beginning of period   $  29.21         $     26.50      $     22.18      $   17.30    $   17.12   $  17.21
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income (loss)(1)       (0.08)              (0.20)(2)        (0.12)(3)      (0.05)       (0.03)     (0.06)
  Net realized and
    unrealized gain
    (loss)                  5.21                5.23             6.00           4.93         0.21      (0.03)
                          ------         -----------      -----------      ---------    ---------   --------
      TOTAL FROM
        INVESTMENT
        OPERATIONS          5.13                5.03             5.88           4.88         0.18      (0.09)
                          ------         -----------      -----------      ---------    ---------   --------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income         --                  --               --             --           --         --
  Dividends from net
    realized gains            --               (2.32)           (1.56)            --           --         --
                          ------         -----------      -----------      ---------    ---------   --------
      TOTAL
        DISTRIBUTIONS         --               (2.32)           (1.56)            --           --         --
                          ------         -----------      -----------      ---------    ---------   --------
Change in net asset
  value                     5.13                2.71             4.32           4.88         0.18      (0.09)
                          ------         -----------      -----------      ---------    ---------   --------
NET ASSET VALUE, END
  OF PERIOD             $  34.34         $     29.21      $     26.50      $   22.18    $   17.30   $  17.12
                          ------         -----------      -----------      ---------    ---------   --------
                          ------         -----------      -----------      ---------    ---------   --------
Total return(4)            17.56%(6)           19.23%(2)        26.53%(3)      28.21%        1.05%     (0.52)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)    $215,476            $176,378         $145,469       $122,322     $100,596   $134,284
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses        1.60%(5)             1.6%(2)          1.7%(3)        1.9%         1.9%       1.8%
  Net investment
    income (loss)          (0.49)%(5)           (0.7)%(2)        (0.4)%(3)      (0.3)%       (0.2)%       --%
Portfolio turnover            37%(6)            68.8%            41.9%          26.5%        23.2%       2.2%

                                                               CLASS B
                       ----------------------------------------------------------------------------------------
                        SIX MONTHS
                          ENDED
                         6/30/98                                YEAR ENDED DECEMBER 31,
                       (UNAUDITED)            1997                1996               1995             1994
                       ------------      --------------      --------------      -------------    -------------
Net asset value,
  beginning of period   $  28.24            $     25.88         $     21.85         $    17.17       $    17.02
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income (loss)(1)       (0.19)                 (0.42)(2)           (0.30)(3)          (0.21)           (0.14)
  Net realized and
    unrealized gain         5.03                   5.10                5.89               4.89             0.29
                          ------                 ------              ------             ------           ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS          4.84                   4.68                5.59               4.68             0.15
                          ------                 ------              ------             ------           ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income         --                     --                  --                 --               --
  Dividends from net
    realized gains            --                  (2.32)              (1.56)                --               --
                          ------                 ------              ------             ------           ------
      TOTAL
        DISTRIBUTIONS         --                  (2.32)              (1.56)                --               --
                          ------                 ------              ------             ------           ------
Change in net asset
  value                     4.84                   2.36                4.03               4.68             0.15
                          ------                 ------              ------             ------           ------
NET ASSET VALUE, END
  OF PERIOD             $  33.08            $     28.24         $     25.88         $    21.85       $    17.17
                          ------                 ------              ------             ------           ------
                          ------                 ------              ------             ------           ------
Total return(4)            17.14%(6)              18.33%(2)           25.60%(3)          27.26%            0.88%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)     $83,114                $68,051             $47,143            $27,462           $6,722
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses        2.35%(5)                2.4%(2)             2.5%(3)            2.6%             2.6%
  Net investment
    income (loss)          (1.24)%(5)              (1.4)%(2)           (1.2)%(3)          (1.0)%           (0.9)%
Portfolio turnover            37%(6)               68.8%               41.9%              26.5%            23.2%

16                     See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                                   CLASS M
                                                             CLASS C                                             ------------
                       ------------------------------------------------------------------------------------          FROM
                        SIX MONTHS                                                                                INCEPTION
                          ENDED                                                                                   1/20/98 TO
                         6/30/98                              YEAR ENDED DECEMBER 31,                              6/30/98
                       (UNAUDITED)            1997                1996             1995            1994          (UNAUDITED)
                       ------------         -------             -------        ------------    ------------      ------------
Net asset value,
  beginning of period    $ 28.24             $    25.88          $    21.85       $   17.17       $   17.02         $ 29.51
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income (loss)(1)       (0.19)                 (0.42)(2)           (0.30)(3)        (0.21)         (0.15)          (0.10)
  Net realized and
    unrealized gain         5.03                   5.10                5.89            4.89            0.30            5.16
                       ------------             -------             -------    ------------    ------------          ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS          4.84                   4.68                5.59            4.68            0.15            5.06
                       ------------             -------             -------    ------------    ------------          ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income         --                     --                  --              --              --              --
  Dividends from net
    realized gains            --                  (2.32)              (1.56)             --              --              --
                       ------------             -------             -------    ------------    ------------          ------
      TOTAL
        DISTRIBUTIONS         --                  (2.32)              (1.56)             --              --              --
                       ------------             -------             -------    ------------    ------------          ------
Change in net asset
  value                     4.84                   2.36                4.03            4.68            0.15            5.06
                       ------------             -------             -------    ------------    ------------          ------
NET ASSET VALUE, END
  OF PERIOD              $ 33.08             $    28.24          $    25.88       $   21.85       $   17.17         $ 34.57
                       ------------             -------             -------    ------------    ------------          ------
                       ------------             -------             -------    ------------    ------------          ------
Total return(4)            17.14%(6)              18.33%(2)           25.60%(3)        27.26%          0.88%          17.15%(6)
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)     $44,076                $39,773             $26,092         $15,105          $4,283            $117
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses        2.35%(5)                2.4%(2)             2.5%(3)          2.6%           2.6%           1.83%(5)
  Net investment
    income (loss)          (1.24)%(5)              (1.4)%(2)           (1.2)%(3)         (1.0)%         (0.9)%        (0.66)%(5)
Portfolio turnover            37%(6)               68.8%               41.9%           26.5%           23.2%             37%(6)

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5%
     and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
(5)  Annualized
(6)  Not annualized

                       See Notes to Financial Statements                      17

PHOENIX-ENGEMANN BALANCED RETURN FUND
------------------------------------------------------

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Balanced Return Fund seeks to maximize total investment return consistent with reasonable risk by investing in a mix of high-quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1998?

A: The Phoenix-Engemann Balanced Return Fund's NAV for Class A Shares increased
12.6 percent for the six-month period ended June 30, 1998. This compared favorably to the average balanced fund which was up 8.9 percent for the same period, according to Lipper Analytical Services. The fund also did well against its composite benchmark which was up 12.1 percent for the period. The benchmark is composed of 60 percent S&P 500 Stock Index, 30 percent Lehman Brothers Government Corporate Bond Index and 10 percent Treasury Bills.

Q: DISCUSS SOME OF THE TOP PERFORMERS OF THE FUND.

A: Lucent Technologies, which was added to the fund in January, ended the period as the biggest winner in the portfolio providing a total return of 101%. Other core holdings of the fund turned in outstanding results: Microsoft, Cisco, Pfizer and McDonald's were all strong performers with returns in excess of 40%. We were also encouraged by other new names in the fund such as American International Group and General Electric. Both of these stocks were bought in January and provided returns in excess of 20% during the period.

Q: WHAT WERE SOME OF THE NAMES THAT DIDN'T WORK OUT?

A: Cendant was one stock we owned that did not work out. Due to unforeseen accounting irregularities, the stock was down 40% for the period. In the months following the news of the accounting irregularities, we replaced the underlying common stock with Cendant convertible preferred stock. The convertible preferred stock carries a high yield and also provides some protection to the downside.
  Another stock that was a disappointment during the period was Philip Morris. Philip Morris' stock was adversely affected by the ongoing litigation surrounding the company. However, we believe that the stock price fully discounts the problems associated with the litigation. At its current price, we believe that Philip Morris is set to outperform the market going forward.

Q: WHY DID YOU SHORTEN THE MATURITY OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE PERIOD?

A: In the Balanced Return fund, we are constantly looking for ways to reduce the risk without sacrificing much return. With a relatively flat yield curve in the second quarter, we saw an opportunity to do this. We sold most of our position in long-term treasuries and bought shorter-term treasury notes. While we did not give up much in terms of yield by making these moves, we were able to lower the volatility of the fixed-income component. Furthermore, the lower maturity of the fixed-income holdings will provide some cushion to the portfolio if interest rates should rise.

Q: WHAT IS YOUR OUTLOOK FOR THE BALANCED RETURN FUND?

A: We will continue to focus the equity portion of the portfolio on large-cap growth companies that are dominant in their respective industries. We believe the outlook for these companies is excellent and we expect them to experience high earnings growth, even if the economy slows. The volatility of this fund should decrease going forward due to the higher level of fixed income in the portfolio. Overall, we believe the Phoenix-Engemann Balanced Return Fund will provide good risk-adjusted returns given its current asset mix of 70% equities and 30% fixed income.

PHOENIX-ENGEMANN BALANCED RETURN FUND
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  AVERAGE ANNUAL TOTAL RETURNS(1)
                          (AS OF 6/30/98)

                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
A Shares(2) (INCEPTION: 6/8/87)
  NAV             20.30%    19.75%    14.94%    15.50%
  POP             14.59%    17.82%    13.83%    14.99%
B Shares(2) (INCEPTION: 1/3/94)              SINCE INCEPTION
  CDSC            15.37%    18.34%      -       14.53%
  No CDSC         19.37%    18.81%      -       14.81%
C Shares(2) (INCEPTION: 1/3/94)              SINCE INCEPTION
  CDSC            18.33%    18.79%      -       14.80%
  No CDSC         19.33%    18.79%      -       14.80%
M Shares(3) (INCEPTION: 1/21/98)             SINCE INCEPTION
  NAV               -         -         -       11.32%
  POP               -         -         -        7.43%
S&P 500 Index     30.30%    30.34%    23.13%    note 4

SECTOR HOLDINGS (AS A PERCENTAGE OF MARKET VALUE)

Consumer Discretionary      8.0%
Consumer Staples           12.0%
Financial Services          7.0%
Government Bonds           30.0%
Health Care                19.0%
Technology                 14.0%
Cash & Other               10.0%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX OF 1,000 SECURITIES WITH A GREATER THAN AVERAGE GROWTH ORIENTATION.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE. PRIOR TO 1/20/98, THE MAXIMUM FRONT-END SALES CHARGE WAS 5.5%. "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE (CDSC) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(3) CLASS M SHARES ARE NOT CURRENTLY OFFERED.

(4) THE S&P 500 INDEX PERFORMANCE IS 18.56%, 24.79%, 24.79%, 17.60% FOR CLASS
A, B, C AND M, RESPECTIVELY, FOR 10 YEARS OR SINCE INCEPTION DATE AS NOTED.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT-PHOENIX-ENGEMANN BALANCED RETURN FUND A SHARES(5) AND THE S&P 500 STOCK INDEX(6)

Fund After Maximum Sales Load    S&P 500 Stock Index
     6/30/88 $9,525.00               $10,000.00
     6/89   $11,793.40               $12,039.60
     6/90   $14,220.30               $14,004.62
     6/91   $15,374.72               $15,040.91
     6/92   $17,806.30               $17,065.36
     6/93   $18,748.37               $19,387.25
     6/94   $18,165.57               $19,646.87
     6/95   $21,898.12               $24,776.69
     6/96   $25,898.02               $31,247.86
     6/97   $31,259.09               $42,107.20
     6/98   $37,606.02               $54,865.91

(5) THIS CHART ILLUSTRATES POP RETURNS ON CLASS A SHARES ONLY FOR THE PAST 10 YEARS. RETURNS WILL VARY ON CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

(6) THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE A REPRESENTATIVE OF THE U.S. STOCK MARKET AND INCLUDES REINVESTED DIVIDENDS.

PHOENIX-ENGEMANN BALANCED RETURN FUND

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         TEN LARGEST HOLDINGS AT JUNE 30, 1998
(as a percentage of net assets)
1. Gillette Co.                                                3.9%
Global manufacturer of razors
2. General Electric Co.                                        3.4%
Diversified manufacturing and financial services
3. Cisco Systems, Inc.                                         3.2%
Leading producer of switches and routers for
internetworking
4. American Home Products Inc.                                 3.1%
Diversified Healthcare company
5. Pfizer, Inc.                                                3.0%
Major producer of pharmaceuticals
6. Lucent Technologies, Inc.                                   2.6%
Leading telecommunications equipment provider
7. McDonald's Corp.                                            2.5%
Fast food restaurant operator
8. Merck & Co., Inc.                                           2.5%
Leading manufacturer of pharmaceuticals
9. Johnson & Johnson                                           2.4%
Comprehensive healthcare company
10. Intel Corp.                                                2.3%
Leading manufacturer of microprocessors

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                 STANDARD      PAR
                                                 & POORS      VALUE
                                                 RATINGS      (000)       VALUE
                                                ----------   --------  -----------
U.S. GOVERNMENT SECURITIES--29.8%
U.S. TREASURY NOTES--29.8%
  U.S. Treasury Notes 5.50%, 5/31/00..........     AAA       $ 11,000  $10,997,359
  U.S. Treasury Notes 6.50%, 8/15/05..........     AAA         11,499   12,126,269
  U.S. Treasury Notes 6%, 2/15/26.............     AAA          1,000    1,040,780
                                                                       -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $23,827,943)......................................   24,164,408
                                                                       -----------

                                                           SHARES
                                                          --------
                CONVERTIBLE PREFERRED STOCKS--1.8%
SERVICES (COMMERCIAL & CONSUMER)--1.8%
  Cendant Corp. Cv. Pfd. 7.50%..........................   39,000     1,460,062
                                                                    -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $1,367,715)....................................    1,460,062
                                                                    -----------
COMMON STOCKS--64.8%
BANKS (MAJOR REGIONAL)--2.1%
  Wells Fargo & Co......................................    4,630     1,708,470
                                                                    -----------
BEVERAGES (NON-ALCOHOLIC)--3.7%
  Coca-Cola Co. (The)...................................   13,900     1,188,450
  PepsiCo, Inc..........................................   44,650     1,839,022
                                                                    -----------
                                                                      3,027,472
                                                                    -----------
COMMUNICATIONS EQUIPMENT--2.6%
  Lucent Technologies, Inc..............................   25,200     2,096,325
                                                                    -----------


                                                           SHARES      VALUE
                                                          --------  -----------
COMPUTERS (HARDWARE)--1.9%
  Compaq Computer Corp..................................   20,000   $   567,500
  Hewlett-Packard Co....................................   17,010     1,018,474
                                                                    -----------
                                                                      1,585,974
                                                                    -----------
                                                           SHARES      VALUE
                                                          --------  -----------
COMPUTERS (NETWORKING)--3.2%
  Cisco Systems, Inc.(b)................................   27,870     2,565,782
                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--2.6%
  Microsoft Corp.(b)....................................   13,920     1,508,580
  Oracle Corp.(b).......................................   23,300       572,306
                                                                    -----------
                                                                      2,080,886
                                                                    -----------
ELECTRICAL EQUIPMENT--3.4%
  General Electric Co...................................   30,000     2,730,000
                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--3.7%
  Intel Corp............................................   25,550     1,893,894
  Texas Instruments, Inc................................   19,500     1,137,094
                                                                    -----------
                                                                      3,030,988
                                                                    -----------
ENTERTAINMENT--3.0%
  Carnival Corp.........................................   25,500     1,010,437
  Walt Disney Co. (The).................................   13,890     1,459,318
                                                                    -----------
                                                                      2,469,755
                                                                    -----------
FINANCIAL (DIVERSIFIED)--3.8%
  American Express Co...................................   11,500     1,311,000
  FHLMC.................................................   37,100     1,746,019
                                                                    -----------
                                                                      3,057,019
                                                                    -----------

20                     See Notes to Financial Statements

PHOENIX-ENGEMANN BALANCED RETURN FUND

--------------------------------------------------------------------------------

                                                           SHARES      VALUE
                                                          --------  -----------
HEALTH CARE (DIVERSIFIED)--7.6%
  American Home Products Corp...........................   49,000   $ 2,535,750
  Bristol-Myers Squibb Co...............................   15,000     1,724,062
  Johnson & Johnson.....................................   25,950     1,913,812
                                                                    -----------
                                                                      6,173,624
                                                                    -----------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--6.7%
  Lilly (Eli) & Co......................................   15,000       990,938
  Merck & Co., Inc......................................   15,260     2,041,025
  Pfizer, Inc...........................................   22,300     2,423,731
                                                                    -----------
                                                                      5,455,694
                                                                    -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.9%
  Columbia/HCA Healthcare Corp..........................   54,600     1,590,225
                                                                    -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
  Medtronic, Inc........................................   27,920     1,779,900
                                                                    -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.2%
  Colgate-Palmolive Co..................................   11,210       986,480
                                                                    -----------
INSURANCE (MULTI-LINE)--1.4%
  American International Group, Inc.....................    7,600     1,109,600
                                                                    -----------
PERSONAL CARE--3.9%
  Gillette Co...........................................   55,300     3,134,819
                                                                    -----------

                                                           SHARES      VALUE
                                                          --------  -----------
RESTAURANTS--2.5%
  McDonald's Corp.......................................   29,450   $ 2,032,050
                                                                    -----------
RETAIL (DRUG STORES)--1.2%
  Walgreen Co...........................................   23,000       950,188
                                                                    -----------
RETAIL (GENERAL MERCHANDISE)--1.2%
  Sears, Roebuck & Co...................................   16,100       983,106
                                                                    -----------
SERVICES (ADVERTISING/MARKETING)--1.1%
  Interpublic Group of Cos., Inc........................   15,250       925,484
                                                                    -----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
  WorldCom, Inc.(b).....................................   32,900     1,593,594
                                                                    -----------
TOBACCO--1.9%
  Philip Morris Cos., Inc...............................   40,100     1,578,938
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $26,476,551)...................................   52,646,373
                                                                    -----------
TOTAL INVESTMENTS--96.4%
  (Identified cost $51,672,209)...................................   78,270,843(a)

  Cash and receivables, less liabilities--3.6%....................    2,935,693
                                                                    -----------
NET ASSETS--100.0%................................................  $81,206,536
                                                                    -----------
                                                                    -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,717,208 and gross depreciation of $118,574 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $51,672,209.
(b)  Non-income producing.

                       See Notes to Financial Statements                      21

PHOENIX-ENGEMANN BALANCED RETURN FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $51,672,209)                               $  78,270,843
Cash                                                              2,768,978
Receivables
  Dividends and interest                                            405,861
  Fund shares sold                                                   47,856
                                                              -------------
    Total assets                                                 81,493,538
                                                              -------------
LIABILITIES
Payables
  Distribution fee                                                  128,200
  Fund shares repurchased                                            53,172
  Investment advisory fee                                            50,418
  Administration fee                                                 37,187
  Trustees' fee                                                       4,888
Accrued expenses                                                     13,137
                                                              -------------
    Total liabilities                                               287,002
                                                              -------------
NET ASSETS                                                    $  81,206,536
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  49,610,519
Undistributed net investment income                                 483,953
Accumulated net realized gain                                     4,513,430
Net unrealized appreciation                                      26,598,634
                                                              -------------
NET ASSETS                                                    $  81,206,536
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $65,261,088)                1,994,213
Net asset value per share                                            $32.73
Offering price per share
  $32.73/(1-4.75%)                                                   $34.36
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $9,270,548)                   287,377
Net asset value and offering price per share                         $32.26
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,563,469)                   203,172
Net asset value and offering price per share                         $32.30
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $111,431)                       3,393
Net asset value per share                                            $32.84
Offering price per share
  $32.84/(1-3.50%)                                                   $34.03

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $   279,574
Interest                                                          873,781
Foreign taxes withheld                                             (2,537)
                                                              -----------
    Total investment income                                     1,150,818
                                                              -----------
EXPENSES
Investment advisory fee                                           291,648
Distribution fee--Class A                                          76,952
Distribution fee--Class B                                          42,044
Distribution fee--Class C                                          30,901
Distribution fee--Class M                                             232
Administration                                                    215,404
Professional                                                       13,345
Trustees                                                            7,341
                                                              -----------
    Total expenses                                                677,867
                                                              -----------
NET INVESTMENT INCOME                                             472,951
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 4,682,707
Net change in unrealized appreciation (depreciation) on
  investments                                                   3,767,802
                                                              -----------
NET GAIN ON INVESTMENTS                                         8,450,509
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 8,923,460
                                                              -----------
                                                              -----------

22                     See Notes to Financial Statements

PHOENIX-ENGEMANN BALANCED RETURN FUND

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS         YEAR ENDED
                                              ENDED        DECEMBER 31, 1997
                                          JUNE 30, 1998       (ROUNDED TO
                                           (UNAUDITED)         THOUSANDS)
                                          --------------   ------------------
FROM OPERATIONS
  Net investment income                     $   472,951        $   562,000
  Net realized gain                           4,682,707          7,971,000
  Net change in unrealized appreciation
    (depreciation)                            3,767,802          2,552,000
                                          --------------   ------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                8,923,460         11,085,000
                                          --------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                     --           (537,000)
  Net investment income--Class B                     --            (22,000)
  Net investment income--Class C                     --            (15,000)
  Net investment income--Class M                     --                 --
  Net realized gains--Class A                        --         (6,686,000)
  Net realized gains--Class B                        --           (824,000)
  Net realized gains--Class C                        --           (659,000)
  Net realized gains--Class M                        --                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --         (8,743,000)
                                          --------------   ------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (269,488
    and 173,000 shares, respectively)         8,427,530          5,340,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 233,000 shares, respectively)             --          6,692,000
  Cost of shares repurchased (223,680
    and 308,000 shares, respectively)        (7,013,007)        (9,485,000)
                                          --------------   ------------------
Total                                         1,414,523          2,547,000
                                          --------------   ------------------
CLASS B
  Proceeds from sales of shares (82,452
    and 92,000 shares, respectively)          2,535,791          2,810,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 28,000 shares, respectively)              --            781,000
  Cost of shares repurchased (42,784 and
    38,000 shares, respectively)             (1,341,809)        (1,166,000)
                                          --------------   ------------------
Total                                         1,193,982          2,425,000
                                          --------------   ------------------
CLASS C
  Proceeds from sales of shares (42,690
    and 64,000 shares, respectively)          1,284,293          1,952,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 22,000 shares, respectively)              --            633,000
  Cost of shares repurchased (33,282 and
    42,000 shares, respectively)             (1,025,541)        (1,322,000)
                                          --------------   ------------------
Total                                           258,752          1,263,000
                                          --------------   ------------------
CLASS M
  Proceeds from sales of shares (3,393
    and 0 shares, respectively)                 100,098                 --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --                 --
  Cost of shares repurchased (0 and 0
    shares, respectively)                            --                 --
                                          --------------   ------------------
Total                                           100,098                 --
                                          --------------   ------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              2,967,355          6,235,000
                                          --------------   ------------------
  NET INCREASE IN NET ASSETS                 11,890,815          8,577,000
NET ASSETS
  Beginning of period                        69,315,721         60,739,000
                                          --------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $483,953 AND $11,000, RESPECTIVELY)     $81,206,536        $69,316,000
                                          --------------   ------------------
                                          --------------   ------------------

                       See Notes to Financial Statements                      23

PHOENIX-ENGEMANN BALANCED RETURN FUND

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS A
                           ---------------------------------------------------------------------------------------
                            SIX MONTHS
                              ENDED
                             6/30/98                                YEAR ENDED DECEMBER 31,
                           (UNAUDITED)         1997           1996           1995           1994           1993
                           ------------      ---------      ---------      ---------      ---------      ---------
Net asset value,
  beginning of period         $ 29.05        $   28.08      $   25.39      $   20.54      $   21.97      $   21.76
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(1)                    0.21             0.30(2)        0.29(3)        0.27           0.39           0.32
  Net realized and
    unrealized gain
    (loss)                       3.47             4.98           4.23           5.31          (1.36)          0.21
                           ------------      ---------      ---------      ---------      ---------      ---------
      TOTAL FROM
        INVESTMENT
        OPERATIONS               3.68             5.28           4.52           5.58          (0.97)          0.53
                           ------------      ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              --            (0.32)         (0.30)         (0.29)         (0.46)         (0.32)
  Dividends from net
    realized gains                 --            (3.99)         (1.53)         (0.44)            --             --
                           ------------      ---------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS          --            (4.31)         (1.83)         (0.73)         (0.46)         (0.32)
                           ------------      ---------      ---------      ---------      ---------      ---------
Change in net asset value        3.68             0.97           2.69           4.85          (1.43)          0.21
                           ------------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
  PERIOD                      $ 32.73        $   29.05      $   28.08      $   25.39      $   20.54      $   21.97
                           ------------      ---------      ---------      ---------      ---------      ---------
                           ------------      ---------      ---------      ---------      ---------      ---------
Total return(4)                 12.63%(6)        18.98%(2)      17.78%(3)      27.18%         (4.43)%         2.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                 $65,261          $56,610        $51,947        $52,028        $53,047        $84,591

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses             1.63%(5)          1.7%(2)        2.0%(3)        2.1%           2.1%           2.1%
  Net investment income
    (loss)                       1.38%(5)          1.0%(2)        1.1%(3)        1.2%           1.8%           1.5%
Portfolio turnover                 66%(6)         40.3%          35.1%          51.1%          28.2%           4.8%

                                                           CLASS B
                           ------------------------------------------------------------------------
                            SIX MONTHS
                              ENDED
                             6/30/98                        YEAR ENDED DECEMBER 31,
                           (UNAUDITED)         1997           1996           1995           1994
                           ------------      ---------      ---------      ---------      ---------
Net asset value,
  beginning of period         $ 28.76        $   27.85      $   25.26      $   20.49      $   21.89
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(1)                    0.10             0.08(2)        0.09(3)        0.08           0.26
  Net realized and
    unrealized gain
    (loss)                       3.40             4.93           4.16           5.29          (1.32)
                           ------------      ---------      ---------      ---------      ---------
      TOTAL FROM
        INVESTMENT
        OPERATIONS               3.50             5.01           4.25           5.37          (1.06)
                           ------------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              --            (0.11)         (0.13)         (0.16)         (0.34)
  Dividends from net
    realized gains                 --            (3.99)         (1.53)         (0.44)            --
                           ------------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS          --            (4.10)         (1.66)         (0.60)         (0.34)
                           ------------      ---------      ---------      ---------      ---------
Change in net asset value        3.50             0.91           2.59           4.77          (1.40)
                           ------------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
  PERIOD                      $ 32.26        $   28.76      $   27.85      $   25.26      $   20.49
                           ------------      ---------      ---------      ---------      ---------
                           ------------      ---------      ---------      ---------      ---------
Total return(4)                 12.17%(6)        18.15%(2)      16.82%(3)      26.20%         (4.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                  $9,271           $7,125         $4,609         $2,721         $1,223

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses             2.39%(5)          2.4%(2)        2.7%(3)        2.9%           2.9%
  Net investment income
    (loss)                       0.64%(5)          0.3%(2)        0.3%(3)        0.3%           1.3%
Portfolio turnover                 66%(6)         40.3%          35.1%          51.1%          28.2%

24                     See Notes to Financial Statements

PHOENIX-ENGEMANN BALANCED RETURN FUND
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                           CLASS M
                                                           CLASS C                                      -------------
                           -----------------------------------------------------------------------          FROM
                            SIX MONTHS                                                                    INCEPTION
                              ENDED                                                                      1/20/98 TO
                             6/30/98                        YEAR ENDED DECEMBER 31,                        6/30/98
                           (UNAUDITED)         1997           1996           1995           1994         (UNAUDITED)
                           ------------      ---------      ---------      ---------      --------      -------------
Net asset value,
  beginning of period         $ 28.80        $   27.88      $   25.28      $   20.48      $  21.89           $29.50
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(1)                    0.10             0.08(2)        0.09(3)        0.07          0.25             0.16
  Net realized and
    unrealized gain
    (loss)                       3.40             4.92           4.16           5.30         (1.31)            3.18
                           ------------      ---------      ---------      ---------      --------           ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS               3.50             5.00           4.25           5.37         (1.06)            3.34
                           ------------      ---------      ---------      ---------      --------           ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              --            (0.09)         (0.12)         (0.13)        (0.35)              --
  Dividends from net
    realized gains                 --            (3.99)         (1.53)         (0.44)           --               --
                           ------------      ---------      ---------      ---------      --------           ------
      TOTAL DISTRIBUTIONS          --            (4.08)         (1.65)         (0.57)        (0.33)              --
                           ------------      ---------      ---------      ---------      --------           ------
Change in net asset value        3.50             0.92           2.60           4.80         (1.41)            3.34
                           ------------      ---------      ---------      ---------      --------           ------
NET ASSET VALUE, END OF
  PERIOD                      $ 32.30        $   28.80      $   27.88      $   25.28      $  20.48           $32.84
                           ------------      ---------      ---------      ---------      --------           ------
                           ------------      ---------      ---------      ---------      --------           ------
Total return(4)                 12.15%(6)        18.11%(2)      16.79%(3)      26.23%        (4.85)%          11.32%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                  $6,563           $5,581         $4,183         $2,809        $1,449             $111

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses             2.38%(5)          2.4%(2)        2.7%(3)        2.9%          2.9%            1.87%(5)
  Net investment income
    (loss)                       0.64%(5)          0.3%(2)        0.3%(3)        0.3%          1.3%            1.17%(5)
Portfolio turnover                 66%(6)         40.3%          35.1%          51.1%         28.2%              66%(6)

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
(5)  Annualized
(6)  Not annualized

                       See Notes to Financial Statements                      25

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
------------------------------------------------------

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Global Growth Fund seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities, which may be traded in securities markets in foreign countries and the United States. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1998?

A: The NAV for the Phoenix-Engemann Global Growth Fund's Class A Shares increased 16.9 percent, nicely ahead of the 14.6 percent return for the MSCI All Country World Index. The fund also outdistanced the 14.1 percent for the average global fund according to Lipper Analytical Services.

Q: WHAT WERE THE FACTORS BEHIND THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: In general, the fund has benefited from its significant exposure to the U.S. and European markets, which have performed well this year, and its minimal exposure to Asian markets, which have not fared so well. Supported by a continued favorable economic environment of moderate growth, low inflation and low interest rates, the U.S. market climbed steadily higher during the first half of the year.
  Most European markets rose sharply during the period in anticipation of the implementation of the European Monetary Union (EMU) in 1999, continued economic recovery, and the ongoing corporate restructuring taking place among many companies. The Japanese market has been a lackluster performer during the period owing to the country's continued economic stagnation and the lack of meaningful reforms. Most of the other Asian markets are continuing to suffer from the after-effects of the currency crisis with many having entered severe recessions.

Q: PLEASE DISCUSS A FEW OF THE STOCKS THAT DID WELL DURING THE PERIOD AS WELL AS THOSE THAT TURNED IN DISAPPOINTING RESULTS.

A: One of the best performing stocks so far this year has been SAP AG, a developer of business applications software based in Germany which has experienced rapid growth in the demand for its products and services. Nokia, the Finnish wireless communications equipment company, has been another outstanding performer benefiting from the rapid growth of cellular subscribers around the world. Other strong performers include ING Group, the Netherlands-based global insurance and financial services company, and Telefonica de Espana, the Spanish telecommunications services operator with significant operations in Latin America.
  Among the poor performing stocks during the period were Tecnomatix Technologies, an Israel-based software company which suffered from a delay in securing orders for its products, and Cendant, the consumer and business services firm created by the merger of CUC International and HFS, which announced that it had discovered irregularities in its accounting policies.

Q: WHAT IS THE OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

A: We are pleased with the fund's performance so far this year and remain optimistic about the balance of the year. With the exception of the difficulties in Asia and other selected emerging markets, the outlook for the global economy is for continued moderate growth and low inflation which is favorable for equity prices and should continue to support valuations. Although we are cautious about the outlook for Asia, we are continually looking for investments in the region and we expect to accumulate positions over time as these economies continue to go through the process of reform.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  AVERAGE ANNUAL TOTAL RETURNS(1)
                          (AS OF 6/30/98)

                    1 YEAR  3 YEARS  SINCE INCEPTION
A Shares(2,3) (INCEPTION: 11/1/93)
  NAV               13.04%  18.93%      24.31%
  POP                7.69%  17.02%      23.02%
B Shares(2) (INCEPTION: 9/18/96)
  CDSC               8.01%    -         19.45%
  No CDSC           12.01%    -         21.40%
C Shares(2) (INCEPTION: 10/21/96)
  CDSC              10.96%    -         20.88%
  No CDSC           11.96%    -         20.88%
M Shares(4) (INCEPTION: 1/21/98)
  NAV                 -       -         17.46%
  POP                 -       -         13.34%
MSCI AC World Index 17.03%  19.23%      note 5

DIVERSIFICATION BY COUNTRY (TOP COUNTRIES AS OF 6/30/98)

(As a percentage of net assets)

United States              34.0%
United Kingdom             10.0%
Germany                    10.0%
Netherlands                7.0%
France                     6.0%
Switzerland                5.0%
Mexico                     3.0%
Spain                      3.0%
Israel                     2.0%

(1) ALL RETURN FIGURES ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM 4.75% SALES CHARGE. PRIOR TO 1/20/98, THE MAXIMUM FRONT-END SALES CHARGE WAS 5.5%. THE "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE (CDSC) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(3) PRIOR TO 9/1/96, THE FUND'S SHARES WERE NOT OFFERED TO THE PUBLIC AND, ALTHOUGH THE FUND'S PORTFOLIO WAS MANAGED SUBSTANTIALLY IN ACCORDANCE WITH THE INVESTMENT POLICIES AND OBJECTIVE DESCRIBED IN THE PROSPECTUS DURING THAT PERIOD, SOME MANAGEMENT DIFFERENCES DID OCCUR DUE PRIMARILY TO THE FUND'S SMALL ASSET SIZE. ACCORDINGLY, THE FUND'S PERFORMANCE DURING PERIODS PRIOR TO 9/1/96 MAY NOT BE RELEVANT TO AN ASSESSMENT OF SUCH FUND'S PERFORMANCE SUBSEQUENT TO SUCH DATE. ADDITIONALLY, THE MANAGER WAIVED ALL MANAGEMENT, ADMINISTRATIVE AND SERVICE FEES OTHERWISE PAYABLE TO IT BY THE FUND FOR THE INDICATED PERIODS, WHICH HAD THE EFFECT OF INCREASING THE FUND'S TOTAL RETURN FOR THOSE PERIODS.

(4) CLASS M SHARES ARE NOT CURRENTLY OFFERED.

(5) THE MSCI AC WORLD INDEX PERFORMANCE IS 15.80%, 19.64%, 20.48% AND 12.13% FOR CLASS A, B, C AND M, RESPECTIVELY, SINCE INCEPTION DATE AS NOTED.

ALL RETURNS REPRESENT PAST PERFORMANCE, WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT-PHOENIX-ENGEMANN GLOBAL GROWTH FUND A SHARES(6) AND THE MSCI AC WORLD INDEX(7)

Fund After Maximum Sales Load    MSCI AC World Index
     11/1/93  $9,525.00              $10,000.00
     6/94    $11,114.29              $10,383.72
     6/95    $15,619.05              $11,423.96
     6/96    $17,965.47              $14,183.95
     6/97    $23,244.46              $17,322.03
     6/98    $26,275.75              $19,589.00

(6) THIS CHART ILLUSTRATES POP RETURNS ON CLASS A SHARES ONLY. RETURNS WILL VARY ON CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

(7) MSCI AC WORLD (MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX). THE MSCI AC WORLD IS AN UNMANAGED INDEX OF OVER 1,460 SECURITIES ON THE STOCK EXCHANGES OF 22 COUNTRIES.

11/1/93 (FUND INCEPTION)

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TEN LARGEST HOLDINGS AT JUNE 30, 1998
(as a percentage of net assets)
1. SAP AG Sponsored ADR                         5.3%
Business applications software
2. Telefonica de Espana SA Sponsored ADR        3.4%
Telecommunications services
3. ING Groep NV                                 3.2%
Financial services
4. Gillette Co.                                 2.6%
Global manufacturer of razors
5. Zurich Versicherungs Gesellschaft            2.6%
NY Registered Shares
Financial services
6. Pfizer, Inc.                                 2.4%
Major producer of pharmaceuticals
7. Hoechst AG                                   2.4%
Life sciences
8. Amvescap PLC Sponsored ADR                   2.3%
Asset management
9. Novartis AG                                  2.2%
Major producer of pharmaceuticals
10. Vivendi                                     2.2%
Diversified industrial services

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                          SHARES     VALUE
                                                          ------  -----------
COMMON STOCKS--33.9%
UNITED STATES--33.9%
  American Express Co. (Consumer Finance)...............  1,860   $   212,040
  American Home Products Corp. (Health Care (Drugs -
    Major Pharmaceuticals)).............................  2,920       151,110
  American International Group, Inc. (Insurance
    (Multi-Line)).......................................  1,380       201,480
  Carnival Corp. (Leisure Time (Products))..............  4,960       196,540
  Cendant Corp. (Services (Commercial & Consumer))(b)...  10,234      213,635
  Central European Media Enterprises Ltd. Class A
    (Broadcasting (Television, Radio & Cable))(b).......  6,600       142,725
  Cisco Systems, Inc. (Computers (Networking))(b).......  2,870       264,219
  Coca-Cola Co. (The) (Beverages (Non-Alcoholic)).......  1,900       162,450
  Colgate-Palmolive Co. (Household Products
    (Non-Durables)).....................................  1,725       151,800
  Columbia/HCA Healthcare Corp. (Health Care (Hospital
    Management))........................................  5,340       155,527
  Compaq Computer Corp. (Computers (Hardware))..........  2,640        74,910
  FHLMC (Financial (Diversified)).......................  6,395       300,965
  FNMA (Financial (Diversified))........................  4,565       277,324
  Federated Investors, Inc. (Financial (Diversified))...  11,750      217,375
  General Electric Co. (Electrical Equipment)...........  2,655       241,605
  Gillette Co. (Personal Care)..........................  11,340      642,836
  Hewlett-Packard Co. (Computers (Hardware))............  2,290       137,114
  Intel Corp. (Electronics (Semiconductors))............  2,290       169,746
  Interpublic Group of Cos., Inc. (Services
    (Advertising/Marketing))............................  2,100       127,444
  Johnson & Johnson (Health Care (Diversified)).........  4,160       306,800
  Lilly (Eli) & Co. (Health Care (Drugs - Major
    Pharmaceuticals))...................................  1,135        74,981

                                                          SHARES     VALUE
                                                          ------  -----------
UNITED STATES--CONTINUED
  McDonald's Corp. (Restaurants)........................  4,510   $   311,190
  Medtronic, Inc. (Health Care (Medical Products &
    Supplies))..........................................  3,425       218,344
  Merck & Co., Inc. (Health Care (Drugs - Major
    Pharmaceuticals))...................................  2,870       383,862
  Microsoft Corp. (Computers (Software &
    Services))(b).......................................  1,510       163,646
  Oracle Corp. (Computers (Software & Services))(b).....  4,030        98,987
  PepsiCo, Inc. (Beverages (Non-Alcoholic)).............  7,970       328,264
  Pfizer, Inc. (Health Care (Drugs - Major
    Pharmaceuticals))...................................  5,475       595,064
  Philip Morris Cos., Inc. (Tobacco)....................  6,220       244,913
  Restoration Hardware, Inc. (Retail (Specialty))(b)....  10,000      251,250
  Schlumberger Ltd. (Oil & Gas (Drilling &
    Equipment)).........................................  2,530       172,831
  Sears, Roebuck & Co. (Retail (General Merchandise))...  1,245        76,023
  Texas Instruments, Inc. (Electronics
    (Semiconductors))...................................  2,240       130,620
  Unigraphics Solutions, Inc. (Computers (Software &
    Services))(b).......................................  25,000      350,000
  Waddell & Reed Financial, Inc. Class A (Financial
    (Diversified))......................................  3,190        76,361
  Walt Disney Co. (The) (Entertainment).................  1,735       182,283
  Wells Fargo & Co. (Banks (Major Regional))............    925       341,325
                                                                  -----------
                                                                    8,347,589
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $7,247,314)..................................    8,347,589
                                                                  -----------
FOREIGN COMMON STOCKS--60.4%
ARGENTINA--1.0%
  Banco de Galicia y Buenos Aires SA de C.V. Sponsored
    ADR (Banks (Major Regional))........................  5,992       109,354

28                     See Notes to Financial Statements

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

                                                          SHARES     VALUE
                                                          ------  -----------
ARGENTINA--CONTINUED
  S.A. Importadora y Exportadora de la Patagonia Class B
    (Retail (Food Chains))..............................  8,700   $   129,210
                                                                  -----------
                                                                      238,564
                                                                  -----------
BRAZIL--1.9%
  Companhia Brasileira de Distribuicao Grupo Pao de
    Acucar Sponsored ADR (Retail (Food Chains)).........  10,400      235,300
  Telecomunicacoes Brasileiras SA Sponsored ADR
    (Telephone).........................................  2,200       240,212
                                                                  -----------
                                                                      475,512
                                                                  -----------
CANADA--1.8%
  Renaissance Energy Ltd. (Oil & Gas (Exploration &
    Production))........................................  29,000      434,840
                                                                  -----------
CHILE--0.4%
  Distribucion y Servicio SA ADR (Retail (Food
    Chains))............................................  7,200       108,000
                                                                  -----------
CHINA--0.3%
  Huaneng Power International, Inc. Sponsored ADR
    (Electric Companies)................................  5,800        77,937
                                                                  -----------
FINLAND--1.8%
  Nokia Corp. Sponsored ADR Class A (Communications
    Equipment)..........................................  6,100       442,631
                                                                  -----------
FRANCE--6.3%
  AXA-UAP Sponsored ADR (Insurance (Life/ Health))(b)...  3,000       170,437
  Elf Aquitane SA Sponsored ADR (Oil (International
    Integrated))........................................  7,150       507,650
  Rhone-Poulenc Class A (Health Care (Drugs - Major
    Pharmaceuticals))...................................  6,000       338,404
  Vivendi (Industrial)..................................  2,500       533,821
                                                                  -----------
                                                                    1,550,312
                                                                  -----------
GERMANY--9.8%
  Daimler Benz AG Sponsored ADR (Automobiles)...........  3,740       363,949
  Hoechst AG (Chemicals)................................  11,800      589,010
  SAP AG Sponsored ADR (Computers (Software &
    Services))(b).......................................  5,750     1,299,460
  Siemens AG (Manufacturing (Diversified))..............  2,500       152,075
                                                                  -----------
                                                                    2,404,494
                                                                  -----------
HONG KONG--0.1%
  Founder Hong Kong Ltd. (Computers (Software &
    Services))(b).......................................  49,705       21,169
                                                                  -----------
IRELAND--1.6%
  Elan Corp. PLC Sponsored ADR (Health Care (Medical
    Products & Supplies))(b)............................  6,100       392,306
                                                                  -----------
ISRAEL--2.4%
  NICE-Systems Ltd. Sponsored ADR (Computers (Software &
    Services))(b).......................................  8,000       300,000

                                                          SHARES     VALUE
                                                          ------  -----------
ISRAEL--CONTINUED
  Tecnomatix Technologies Ltd. Sponsored ADR (Computers
    (Software & Services))(b)...........................  14,000  $   280,000
                                                                  -----------
                                                                      580,000
                                                                  -----------
ITALY--0.9%
  Luxottica Group SPA Sponsored ADR (Health Care
    Diversified Miscellaneous)..........................  14,000      217,000
                                                                  -----------
JAPAN--0.6%
  Sony Corp. Sponsored ADR (Electronics
    (Instrumentation))..................................  1,800       154,912
                                                                  -----------
KOREA--0.4%
  Kookmin Bank Sponsored GDR 144A (Banks (Money
    Center))(b)(c)......................................  22,265       87,390
                                                                  -----------
MEXICO--3.0%
  Cifra SA de C.V. ADR Class V (Retail (General
    Merchandise))(b)....................................  14,301      213,639
  Coca-Cola Femsa SA Sponsored ADR (Beverages
    (Non-Alcoholic))....................................  24,750      430,031
  Panamerican Beverages Class A (Beverages
    (Alcoholic))........................................  3,000        94,313
                                                                  -----------
                                                                      737,983
                                                                  -----------
NETHERLANDS--6.7%
  Baan Co. NV (Computers (Software & Services))(b)......  9,200       328,900
  ING Groep NV (Banks (Money Center))...................  11,958      783,006
  Royal Philips Electronics NV (Household Furnishings &
    Appliances).........................................  2,100       178,500
  Wolters Kluwer NV (Publishing)........................  2,626       360,423
                                                                  -----------
                                                                    1,650,829
                                                                  -----------
PERU--1.2%
  Telefonica del Peru SA Sponsored ADR (Telephone)(b)...  15,000      306,563
                                                                  -----------
SINGAPORE--0.8%
  Datacraft Asia Ltd. (Communications Equipment)........  86,000      206,400
                                                                  -----------
SPAIN--3.4%
  Telefonica de Espana SA Sponsored ADR (Telephone).....  6,000       834,375
                                                                  -----------
SWEDEN--1.7%
  Telefonaktiebolaget LM Ericsson Sponsored ADR
    (Telecommunications (Long Distance))................  15,000      429,375
                                                                  -----------
SWITZERLAND--4.9%
  Novartis AG NY Registered Shares (Health Care
    (Diversified))......................................    330       549,126

                       See Notes to Financial Statements                      29

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

                                                          SHARES     VALUE
                                                          ------  -----------
SWITZERLAND--CONTINUED
  Zurich Versicherungs Gesellschaft NY Registered Shares
    (Insurance (Multi-Line))............................  1,020       650,945
                                                                  -----------
                                                                    1,200,071
                                                                  -----------
UNITED KINGDOM--9.4%
  Amvescap PLC Sponsored ADR (Banks (Major Regional))...  11,400  $   560,025
  Hays PLC (Professional Services)......................  18,500      310,525
  Ladbroke Group PLC (Gaming, Lottery & Parimutuel
    Companies)..........................................  72,574      400,505
  Rentokil Initial PLC (Services (Facilities &
    Environmental)).....................................  40,000      287,983
  Reuters Group PLC Sponsored ADR (Publishing)..........  4,486       307,291

                                                          SHARES     VALUE
                                                          ------  -----------
UNITED KINGDOM--CONTINUED
  Vodafone Group PLC Sponsored ADR
    (Telephone).........................................  3,600       453,825
                                                                  -----------
                                                                    2,320,154
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,363,287).................................   14,870,817
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--94.3%
  (Identified cost $19,610,601).................................   23,218,406
                                                                  -----------
TOTAL INVESTMENTS--94.3%
  (Identified cost $19,610,601).................................   23,218,406(a)

  Cash and receivables, less liabilities--5.7%...................    1,411,356
                                                                   -----------
NET ASSETS--100.0%...............................................  $24,629,762
                                                                   -----------
                                                                   -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,390,029 and gross depreciation of $782,224 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $19,610,601.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to a value of $87,390 or 0.4% of net assets.

30                     See Notes to Financial Statements

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
         AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Automobiles.............................................      1.6%
Banks (Major Regional)..................................    4.4
Banks (Money Center)....................................    3.8
Beverages (Alcoholic)...................................    0.4
Beverages (Non-Alcoholic)...............................    4.0
Broadcasting (Television Radio Cable)...................    0.6
Chemicals...............................................    2.5
Communications Equipment................................    2.8
Computer Software & Services............................   12.2
Computers (Hardware)....................................    0.9
Computers (Networking)..................................    1.1
Consumer Finance........................................    0.9
Electric Companies......................................    0.3
Electrical Equipment....................................    1.0
Electronics (Instrumentation)...........................    0.7
Electronics (Semiconductors)............................    1.3
Entertainment...........................................    0.8
Financial (Diversified).................................    3.8
Gaming, Lottery, Parimutuel Cos.........................    1.7
Health Care (Diversified)...............................    3.0
Health Care (Diversified Miscellaneous).................    0.9
Health Care (Drugs - Major Pharmaceuticals).............    7.3
Health Care (Hospital Management).......................    0.7
Health Care (Medical Products & Supplies)...............    2.6
Household Furnishings & Appliances......................    0.8
Household Products (Non-Durables).......................    0.7
Industrial..............................................    2.3
Insurance (Life/Health).................................    0.7
Insurance (Multi-line)..................................    3.7
Leisure (Time Products).................................    0.9
Manufacturing (Diversified).............................    0.7
Oil & Gas (Drilling & Equipment)........................    0.7
Oil & Gas (Exploration & Production)....................    1.9
Oil (International Integrated)..........................    2.2
Personal Care...........................................    2.8
Professional Services...................................    1.3
Publishing..............................................    2.9
Restaurants.............................................    1.3
Retail (Food Chains)....................................    2.0
Retail (General Merchandise)............................    1.3
Retail (Specialty)......................................    1.1
Services (Advertising/Marketing)........................    0.5
Services (Commercial & Consumer)........................    0.9
Services (Facilities & Environmental)...................    1.2
Telecommunications (Long Distance)......................    1.8
Telephone...............................................    7.9
Tobacco.................................................    1.1
                                                          -----
                                                          100.0%
                                                          -----
                                                          -----

                       See Notes to Financial Statements                      31

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $19,610,601)                               $  23,218,406
Cash                                                              1,471,740
Receivables
  Dividends and interest                                             35,184
  Fund shares sold                                                   37,577
                                                              -------------
    Total assets                                                 24,762,907
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                    63,750
  Investment advisory fee                                            15,042
  Distribution fee                                                   21,422
  Administration fee                                                 15,802
  Trustees' fee                                                       6,805
  Fund shares repurchased                                               100
Accrued expenses                                                     10,224
                                                              -------------
    Total liabilities                                               133,145
                                                              -------------
NET ASSETS                                                    $  24,629,762
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  20,758,027
Undistributed net investment loss                                   (72,779)
Accumulated net realized gain                                       336,709
Net unrealized appreciation                                       3,607,805
                                                              -------------
NET ASSETS                                                    $  24,629,762
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,361,553)                  662,434
Net asset value per share                                            $23.19
Offering price per share
  $23.19/(1-4.75%)                                                   $24.35
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,590,737)                   200,869
Net asset value and offering price per share                         $22.85
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,559,899)                   199,634
Net asset value and offering price per share                         $22.84
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $117,573)                       5,050
Net asset value per share                                            $23.28
Offering price per share
  $23.28/(1-3.50%)                                                   $24.12

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $   192,415
Interest                                                            1,687
Foreign taxes withheld                                            (13,458)
                                                              -----------
    Total investment income                                       180,644
                                                              -----------
EXPENSES
Investment advisory fee                                           125,290
Distribution fee--Class A                                          17,953
Distribution fee--Class B                                          20,416
Distribution fee--Class C                                          21,177
Distribution fee--Class M                                             248
Administration                                                     68,340
Professional                                                       11,979
Trustees                                                            7,273
                                                              -----------
    Total expenses                                                272,676
    Less expenses borne by investment adviser                     (19,253)
                                                              -----------
    Net expenses                                                  253,423
                                                              -----------
NET INVESTMENT LOSS                                               (72,779)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   133,267
Net realized gain on foreign currency transactions                  5,442
Net change in unrealized appreciation (depreciation) on
  investments                                                   3,344,606
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions               (1,672)
                                                              -----------
NET GAIN ON INVESTMENTS                                         3,481,643
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 3,408,864
                                                              -----------
                                                              -----------

32                     See Notes to Financial Statements

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS         YEAR ENDED
                                              ENDED        DECEMBER 31, 1997
                                          JUNE 30, 1998       (ROUNDED TO
                                           (UNAUDITED)         THOUSANDS)
                                          --------------   ------------------
FROM OPERATIONS
  Net investment income (loss)             $    (72,779)      $   (149,000)
  Net realized gain                             138,709            760,000
  Net change in unrealized appreciation
    (depreciation)                            3,342,934            203,000
                                          --------------   ------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                3,408,864            814,000
                                          --------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                     --                 --
  Net investment income--Class B                     --                 --
  Net investment income--Class C                     --                 --
  Net investment income--Class M                     --                 --
  Net realized gains--Class A                        --           (703,000)
  Net realized gains--Class B                        --           (217,000)
  Net realized gains--Class C                        --           (238,000)
  Net realized gains--Class M                        --                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --         (1,158,000)
                                          --------------   ------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (190,575
    and 391,000 shares, respectively)         4,067,222          8,211,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 34,000 shares, respectively)              --            653,000
  Cost of shares repurchased (131,360
    and 223,000 shares, respectively)        (2,832,677)        (4,567,000)
                                          --------------   ------------------
Total                                         1,234,545          4,297,000
                                          --------------   ------------------
CLASS B
  Proceeds from sales of shares (48,818
    and 138,000 shares, respectively)         1,032,346          2,861,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 10,000 shares, respectively)              --            199,000
  Cost of shares repurchased (16,484 and
    25,000 shares, respectively)               (353,128)          (492,000)
                                          --------------   ------------------
Total                                           679,218          2,568,000
                                          --------------   ------------------
CLASS C
  Proceeds from sales of shares (26,361
    and 180,000 shares, respectively)           567,620          3,790,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 11,000 shares, respectively)              --            200,000
  Cost of shares repurchased (19,375 and
    4,000 shares, respectively)                (421,245)           (84,000)
                                          --------------   ------------------
Total                                           146,375          3,906,000
                                          --------------   ------------------
CLASS M
  Proceeds from sales of shares (5,050
    and 0 shares, respectively)                 100,098                 --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --                 --
  Cost of shares repurchased (0 and 0
    shares, respectively)                            --                 --
                                          --------------   ------------------
Total                                           100,098                 --
                                          --------------   ------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              2,160,236         10,771,000
                                          --------------   ------------------
  NET INCREASE IN NET ASSETS                  5,569,100         10,427,000
NET ASSETS
  Beginning of period                        19,060,662          8,634,000
                                          --------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($72,779) AND $0, RESPECTIVELY)        $ 24,629,762       $ 19,061,000
                                          --------------   ------------------
                                          --------------   ------------------

                       See Notes to Financial Statements                      33

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS A
                           --------------------------------------------------------------------------------------------
                                                                                                          INCEPTION
                                                                                                         (NOVEMBER 1,
                                                                                                            1993)
                            SIX MONTHS                                                                     THROUGH
                           ENDED 6/30/98                    YEAR ENDED DECEMBER 31,                      DECEMBER 31,
                            (UNAUDITED)         1997           1996          1995         1994               1993
                           -------------      ---------      ---------      ------      ---------      ----------------
Net asset value,
  beginning of period        $  19.83         $   19.06      $   17.27      $14.06      $   11.18            $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS(8):
  Net investment income
    (loss)(1)                   (0.04)(7)         (0.19)(2)       0.03(3)     0.24(3)        0.10(3)            0.01(3)
  Net realized and
    unrealized gain              3.40              2.29           3.55        3.11           2.78               1.17
                               ------         ---------      ---------      ------      ---------             ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS               3.36              2.10           3.58        3.35           2.88               1.18
                               ------         ---------      ---------      ------      ---------             ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              --                --          (0.04)         --             --                 --
  Dividends from net
    realized gains                 --             (1.33)         (1.75)      (0.14)            --                 --
                               ------         ---------      ---------      ------      ---------             ------
      TOTAL DISTRIBUTIONS          --             (1.33)         (1.79)      (0.14)            --                 --
                               ------         ---------      ---------      ------      ---------             ------
Change in net asset value        3.36              0.77           1.79        3.21           2.88               1.18
                               ------         ---------      ---------      ------      ---------             ------
NET ASSET VALUE, END OF
  PERIOD                     $  23.19         $   19.83      $   19.06      $17.27      $   14.06            $ 11.18
                               ------         ---------      ---------      ------      ---------             ------
                               ------         ---------      ---------      ------      ---------             ------
Total return(4)                 16.94%(6)         11.27%(2)      21.77%(3)   23.84%(3)      25.76%(3)          11.80%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                 $15,362           $11,964         $7,654      $3,203           $141               $112

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses             1.95%(5)           2.0%(2)        0.8%(3)      --%(3)        %--(3)              --%(3)
  Net investment income
    (loss)                      (0.37)%(5)         (0.9)%(2)       0.1%(3)     1.4%(3)        0.8%(3)            0.8%(3)
Portfolio turnover                 48%(6)         237.2%         220.3%       29.0%         479.3%             215.8%

                                           CLASS B
                           ---------------------------------------
                           SIX MONTHS
                              ENDED          YEAR ENDED DECEMBER
                             6/30/98                 31,
                           (UNAUDITED)        1997          1996
                           -----------      --------      --------
Net asset value,
  beginning of period       $ 19.65         $  19.04      $  17.44
INCOME FROM INVESTMENT
  OPERATIONS(8):
  Net investment income
    (loss)(1)                 (0.12)(7)        (0.35)(2)     (0.08)
  Net realized and
    unrealized gain            3.32             2.29          1.82
                           -----------      --------      --------
      TOTAL FROM
        INVESTMENT
        OPERATIONS             3.20             1.94          1.74
                           -----------      --------      --------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income            --               --            --
  Dividends from net
    realized gains               --            (1.33)        (0.14)
                           -----------      --------      --------
      TOTAL DISTRIBUTIONS        --            (1.33)        (0.14)
                           -----------      --------      --------
Change in net asset value      3.20             0.61          1.60
                           -----------      --------      --------
NET ASSET VALUE, END OF
  PERIOD                    $ 22.85         $  19.65      $  19.04
                           -----------      --------      --------
                           -----------      --------      --------
Total return(4)               16.28%(6)        10.44%(2)      9.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                $4,591           $3,312          $874

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses           2.70%(5)          2.8%(2)       2.7%
  Net investment income
    (loss)                    (1.10)%(5)        (1.7)%(2)     (1.9)%
Portfolio turnover               48%(6)        237.2%        220.3%

34                     See Notes to Financial Statements

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS M
                                            CLASS C                     -------------
                           -----------------------------------------        FROM
                           SIX MONTHS                                     INCEPTION
                              ENDED         YEAR ENDED DECEMBER 31,      1/20/98 TO
                             6/30/98                                       6/30/98
                           (UNAUDITED)        1997           1996        (UNAUDITED)
                           -----------      ---------      ---------    -------------
Net asset value,
  beginning of period        $19.65         $   19.03      $   17.88        $19.82
INCOME FROM INVESTMENT
  OPERATIONS(8):
  Net investment income
    (loss)(1)                 (0.12)(7)         (0.37)(2)      (0.04)        (0.05)(7)
  Net realized and
    unrealized gain            3.31              2.32           1.34          3.51
                           -----------      ---------      ---------        ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS             3.19              1.95           1.30          3.46
                           -----------      ---------      ---------        ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income            --                --          (0.01)           --
  Dividends from net
    realized gains               --             (1.33)         (0.14)           --
                           -----------      ---------      ---------        ------
      TOTAL DISTRIBUTIONS        --             (1.33)         (0.15)           --
                           -----------      ---------      ---------        ------
Change in net asset value      3.19              0.62           1.15          3.46
                           -----------      ---------      ---------        ------
NET ASSET VALUE, END OF
  PERIOD                     $22.84         $   19.65      $   19.03        $23.28
                           -----------      ---------      ---------        ------
                           -----------      ---------      ---------        ------
Total return(4)               16.23%(6)         10.50%(2)       7.28%        17.46%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                $4,560            $3,785           $106          $118

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses           2.70%(5)           2.7%(2)        2.7%         2.16%(5)
  Net investment income
    (loss)                    (1.13)%(5)         (1.8)%(2)      (1.6)%       (0.46)%(5)
Portfolio turnover               48%(6)         237.2%         220.3%           48%(6)

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $708. Absent the waiver, net investment income (loss) per share, total return and the ratios of expenses and net investment income (loss) to average net assets for Class A, Class B and Class C shares would have been $(.19), $(.35) and $(.37), respectively, 11.27%, 10.44% and 10.50%, respectively, 2.0%, 2.8% and 2.8%, respectively, and (0.9)%, (1.7)% and (1.8)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545, $2,784 and $410 for the periods ended December 31, 1996, 1995,
     1994 and 1993, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1993) and ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1993) would have been $(.21), 21.71%, 2.0% and (1.2)%, respectively, $(.15), 22.88%, 2.3% and (0.9)%, respectively, $(.21),
     14.40%, 10.4% (2.3% if only normal and recurring expenses are taken into account) and (1.7)%, respectively, and $(.03), 11.40%, 2.3% and (1.5)%, respectively, for the periods ended December 31, 1996, 1995, 1994 and 1993, respectively.
(4) Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1993 have not been annualized.
(5)  Annualized
(6)  Not annualized
(7) Includes reimbursement of operating expenses by investment adviser of $0.02.
(8) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements                      35

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
------------------------------------------------------

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Small & Mid-Cap Growth Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. Small-cap investing includes the risk of greater price volatility, less liquidity and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED SO FAR IN 1998?

A: The NAV for Class A Shares of the Phoenix-Engemann Small and Mid-Cap Growth Fund increased 9.3 percent--but, as usual, not in a straight line. At one point the fund was up over 18 percent before giving it all back during May's correction. Since early June, though, the fund has had a nice recovery.

Q: HOW WAS PERFORMANCE ON A RELATIVE BASIS?

A: The fund performed very well against its key benchmark, the Russell 2000 Index, which turned in only a 4.9 percent increase. However, it fell slightly short of the average mid-cap fund's return of 10.7 percent as measured by Lipper Analytical Services. And the fund's return trailed the S&P by a wide margin as large, blue chips continued to lead the way in the first half of the year.

Q: CAN SMALL AND MID CAPS CLOSE THE GAP?

A: We can't predict if and when small and mid caps will outperform large caps again, but we do know that valuations for these stocks remain very attractive on a relative basis. Consider that the S&P 500 now sells at about 23 times estimated results compared to around 19 times estimates for the Russell 2000. In addition, the S&P 500 sells at about 4 and 1/2 times sales compared to about 2 and 1/2 times sales for the Russell 2000. Yet the Russell 2000's expected long-term earnings growth rate is 20 percent compared to the S&P's expected growth of 14 percent.
  Although these comparisons have largely been ignored by the stock market, some larger companies are taking advantage of the disparities to make strategic acquisitions of smaller companies. This year some of our largest holdings have either been acquired or merged into larger organizations. A good example is the recent acquisition of Viking Office Products by Office Depot.

Q: TALK ABOUT SOME OF YOUR WINNERS SO FAR THIS YEAR.

A: Our biggest winner was Labor Ready, a company that provides manual laborers on a daily basis, which was up more than 100 percent. Labor Ready's sales have doubled in the last twelve months and earnings have grown even faster. Another big winner was U.S. Rentals, which is expected to merge with its large rival, United Rentals, creating the equipment rental industry's leading player.

Q: HOW ABOUT STOCKS THAT DIDN'T WORK OUT?

A: We had a few companies we sold because they weren't able to execute their business objectives. One we still like is JLK Direct Distribution, a direct marketer of metalworking tools and related products. JLK stumbled over some recent acquisitions, but if they can sort through these problems, we believe the company should resume an above-average growth rate.

Q: WHAT IS YOUR SECOND-HALF OUTLOOK?

A: We can't predict a catalyst that will suddenly move small and mid caps ahead of the large caps, so we need to focus on what we always focus on and that's company fundamentals. As long as our companies execute their business plans, sooner or later either the stock market will recognize it or perhaps some other organization will. Frankly, we would prefer it to be the stock market because we don't like replacing our favorite companies after they have been bought out.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  AVERAGE ANNUAL TOTAL RETURNS(1)
                          (AS OF 6/30/98)
                  1 YEAR    3 YEARS  SINCE INCEPTION
A Shares(2,3) (INCEPTION: 10/10/94)
  NAV             21.34%    32.72%      36.59%
  POP             15.60%    30.59%      34.81%
B Shares(2) (INCEPTION: 9/18/96)
  CDSC            16.46%      -         25.64%
  No CDSC         20.46%      -         27.51%
C Shares(2) (INCEPTION: 10/8/96)
  CDSC            19.36%      -         21.90%
  No CDSC         20.36%      -         21.90%
M Shares(3)
(INCEPTION: 1/21/98)-         -          6.66%
Russell 2000      16.50%    18.85%      note 4

SECTOR HOLDINGS (AS A PERCENTAGE OF MARKET VALUE)

Consumer Discretionary      46.0%
Financial Services           7.0%
Technology                  20.0%
Other Energy                 3.0%
Cash & Other                24.0%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX OF 1,000 SECURITIES WITH A GREATER THAN AVERAGE GROWTH ORIENTATION.

(1) ALL RETURN FIGURES ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE "POP" (PUBLIC OFFERING PRICE) INCLUDE THE EFFECT OF THE MAXIMUM 4.75% SALES CHARGE. PRIOR TO 1/20/98, THE MAXIMUM FRONT-END SALES CHARGE WAS 5.5%. THE "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE (CDSC) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(3) PRIOR TO 9/1/96, THE FUND'S SHARES WERE NOT OFFERED TO THE PUBLIC AND, ALTHOUGH THE FUND'S PORTFOLIO WAS MANAGED SUBSTANTIALLY IN ACCORDANCE WITH THE INVESTMENT POLICIES AND OBJECTIVES DESCRIBED IN THE PROSPECTUS DURING THAT PERIOD, SOME MANAGEMENT DIFFERENCES DID OCCUR DUE PRIMARILY TO THE FUND'S SMALL ASSET SIZE. ACCORDINGLY, THE FUND'S PERFORMANCE DURING PERIODS PRIOR TO 9/1/96, MAY NOT BE RELEVANT TO AN ASSESSMENT OF SUCH FUND'S PERFORMANCE SUBSEQUENT TO SUCH DATE. ADDITIONALLY, THE MANAGER WAIVED ALL MANAGEMENT, ADMINISTRATIVE AND SERVICE FEES OTHERWISE PAYABLE TO IT BY THE FUND FOR THE INDICATED PERIODS, WHICH HAD THE EFFECT OF INCREASING THE FUND'S TOTAL RETURN FOR THOSE PERIODS.

(4) THE RUSSELL 2000 INDEX PERFORMANCE IS 18.78%, 19.37%, 18.79% AND (1.95%)
FOR CLASS A, B, C AND M, RESPECTIVELY, SINCE INCEPTION DATE AS NOTED.

(5) CLASS M SHARES AE NOT CURRENTLY OFFERED.

ALL RETURNS REPRESENT PAST PERFORMANCE, WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT-PHOENIX-ENGEMANN
SMALL & MID-CAP GROWTH FUND A SHARES(6) AND THE RUSSELL 2000 GROWTH INDEX(7)

Fund After Maximum Sales Load    Russell 2000 Index
     10/10/94   $9,525.00            $10,000.00
      6/30/95  $13,009.52            $11,300.68
      6/30/96  $18,247.73            $14,000.04
      6/30/97  $25,064.31            $16,285.74
      6/30/98  $30,412.20            $18,974.00

(6) THIS CHART ILLUSTRATES POP RETURNS ON CLASS A SHARES ONLY. RETURNS WILL VARY ON CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

(7) THE RUSSELL 2000 CONSISTS OF THE SMALLEST 2,000 SECURITIES IN THE RUSSELL 3000 INDEX. THE INDEX IS WIDELY REGARDED IN THE INDUSTRY AS
A PREMIER MEASURE OF SMALL CAP STOCKS.

10/10/94 (FUND INCEPTION)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     TEN LARGEST HOLDINGS AT JUNE 30, 1998
(as a percentage of net assets)
1. U.S. Rentals, Inc.                                  4.4%
Operates equipment rental yards
2. Bed, Bath-Beyond, Inc.                              4.1%
Home furnishings retailer
3. MSC Industrial Direct Co., Inc.                     3.9%
Direct marketer of industrial products
4. World Color Press, Inc.                             3.7%
Diversified printer
5. 99 Cents Only Stores                                3.7%
Operates chain of close-out merchandise stores
6. Henry Schein, Inc.                                  3.6%
Healthcare products distributor
7. Action Performance Cos., Inc.                       3.6%
Markets licensed motorsports collectibles
8. Viking Office Products, Inc.                        3.5%
Mail order office products
9. MRV Communications, Inc.                            3.5%
Develops, manufactures wide area network
products
10. International Speedway Corp.                       3.4%
Operator of auto racing tracks

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                                           SHARES      VALUE
                                                          --------  -----------
COMMON STOCKS--95.5%
AUTO PARTS & EQUIPMENT--4.5%
  U.S. Rentals, Inc. (b)................................  100,000   $ 3,943,750
                                                                    -----------
BIOTECHNOLOGY--0.8%
  Inhale Therapeutic Systems (b)........................   30,000       742,500
                                                                    -----------
COMMUNICATIONS EQUIPMENT--3.5%
  MRV Communications, Inc. (b)..........................  150,000     3,112,500
                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--17.2%
  Applied Graphics Technologies, Inc. (b)...............   20,000       915,000
  Aspect Development, Inc. (b)..........................   10,000       756,250
  BA Merchant Services, Inc. (b)........................  104,700     2,113,631
  BrightStar Information Technology Group, Inc. (b).....  100,000     1,387,500
  Cambridge Technology Partners, Inc. (b)...............   30,000     1,638,750
  HNC Software, Inc. (b)................................   25,000     1,020,312
  Legato Systems, Inc. (b)..............................   40,000     1,560,000
  Mastech Corp. (b).....................................   40,000     1,125,000
  Peregrine Systems, Inc. (b)...........................   40,000     1,140,000
  Software AG Systems, Inc. (b).........................   50,000     1,462,500
  Unigraphics Solutions, Inc. (b).......................   75,000     1,050,000
  Walker Interactive Systems, Inc. (b)..................   75,000     1,106,250
                                                                    -----------
                                                                     15,275,193
                                                                    -----------
ELECTRONICS (INSTRUMENTATION)--4.0%
  Level One Communications, Inc. (b)....................   50,000     1,175,000
  Micrel, Inc. (b)......................................   45,000     1,462,500
  Vitesse Semiconductor Corp. (b).......................   30,000       926,250
                                                                    -----------
                                                                      3,563,750
                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--0.9%
  Applied Micro Circuits Corp. (b)......................   31,800       822,825
                                                                    -----------
FINANCIAL (DIVERSIFIED)--3.1%
  American Capital Strategies Ltd.......................   50,000   $ 1,143,750
  Metris Cos., Inc......................................   25,000     1,593,750
                                                                    -----------
                                                                      2,737,500
                                                                    -----------

                                                           SHARES      VALUE
                                                          --------  -----------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.5%
  Texas Biotechnology Corp. (b).........................  100,000       456,250
                                                                    -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.9%
  Health Management Associates, Inc. (b)................   25,000       835,937
                                                                    -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.6%
  Henry Schein, Inc. (b)................................   70,000     3,228,750
                                                                    -----------
HEALTH CARE (SPECIALIZED SERVICES)--0.9%
  Omnicare, Inc.........................................   20,000       762,500
                                                                    -----------
HOUSEHOLD FURN. & APPLIANCES--0.9%
  Restoration Hardware, Inc. (b)........................   32,000       804,000
                                                                    -----------
INSURANCE (MULTI-LINE)--1.4%
  Annuity and Life Re (Holdings), Ltd. (b)..............   55,000     1,216,875
                                                                    -----------
INVESTMENT BANKING/BROKERAGE--1.2%
  Donaldson, Lufkin & Jenrette, Inc.....................   20,000     1,016,250
                                                                    -----------
LEISURE TIME (PRODUCTS)--7.8%
  Action Performance Cos., Inc. (b).....................  100,000     3,218,750
  International Speedway Corp.
    Class A.............................................  105,000     2,985,938
  Polaris Industries, Inc...............................   20,000       752,500
                                                                    -----------
                                                                      6,957,188
                                                                    -----------
LODGING - HOTELS--1.9%
  Signature Resorts, Inc. (b)...........................   40,000       660,000
  Silverleaf Resorts, Inc. (b)..........................   65,000       991,250
                                                                    -----------
                                                                      1,651,250
                                                                    -----------

38                     See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

----------------------------------------------------------------

                                                           SHARES      VALUE
                                                          --------  -----------
MANUFACTURING (DIVERSIFIED)--1.2%
  Triarc Cos., Inc......................................   50,000   $ 1,096,875
                                                                    -----------
MANUFACTURING (SPECIALIZED)--1.7%
  Advanced Lighting Technologies, Inc. (b)..............   30,000       697,500
  Valspar Corp..........................................   20,000       792,500
                                                                    -----------
                                                                      1,490,000
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--3.5%
  Viking Office Products, Inc. (b)......................  100,000     3,137,500
                                                                    -----------
OIL & GAS (EXPLORATION - PRODUCTION)--3.2%
  Pinnacle Oil International, Inc. (b)..................  224,500     2,806,250
                                                                    -----------
RAILROADS--1.7%
  Kansas City Southern Industries, Inc..................   30,000     1,488,750
                                                                    -----------
RESTAURANTS--1.2%
  CKE Restaurants, Inc..................................   25,000     1,031,250
                                                                    -----------
RETAIL (DISCOUNTERS)--0.8%
  Consolidated Stores Corp. (b).........................   20,000       725,000
                                                                    -----------
RETAIL (GENERAL MERCHANDISE)--14.0%
  99 Cents Only Stores (b)..............................   80,000     3,320,000
  Bed, Bath - Beyond, Inc. (b)..........................   70,000     3,626,875
  Cost Plus, Inc. (b)...................................   67,900     2,020,025
  Ross Stores, Inc......................................   30,000     1,290,000
  Tiffany - Co..........................................   45,000     2,160,000
                                                                    -----------
                                                                     12,416,900
                                                                    -----------
RETAIL (SPECIALTY)--4.7%
  JLK Direct Distribution, Inc. Class A (b).............   35,000       765,625
  MSC Industrial Direct Co., Inc........................  120,000     3,420,000
                                                                    -----------
                                                                      4,185,625
                                                                    -----------
SAVINGS & LOAN COMPANIES--0.8%
  Staten Island Bancorp, Inc............................   30,000       682,500
                                                                    -----------

                                                           SHARES      VALUE
                                                          --------  -----------
SERVICES (ADVERTISING/MARKETING)--2.1%
  Abacus Direct Corp. (b)...............................   35,000   $ 1,817,813
                                                                    -----------
SERVICES (COMMERCIAL & CONSUMER)--1.0%
  MAXIMUS, Inc. (b).....................................   30,000       862,500
                                                                    -----------
SERVICES (DATA PROCESSING)--0.7%
  NCO Group, Inc. (b)...................................   30,000       660,000
                                                                    -----------
SERVICES (EMPLOYMENT)--2.0%
  Labor Ready, Inc. (b).................................   60,000     1,811,250
                                                                    -----------
SPECIALTY PRINTING--3.8%
  World Color Press, Inc. (b)...........................   95,000     3,325,000
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $74,945,987)...................................   84,664,231
                                                                    -----------

FOREIGN COMMON STOCKS--3.0%
COMPUTERS (SOFTWARE & SERVICES)--1.1%
  Check Point Software Technologies Ltd. (Israel) (b)...    30,000         982,500
                                                                    --------------
ELECTRONICS (SEMICONDUCTORS)--1.1%
  PMC-Sierra, Inc. (Canada) (b).........................    20,000         937,500
                                                                    --------------
OIL & GAS (EXPLORATION - PRODUCTION) -- 0.8%
  Encal Energy Ltd. (Canada) (b)........................   200,000         748,025
                                                                    --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,519,239)....................................       2,668,025
                                                                    --------------

TOTAL INVESTMENTS--98.5%
  (Identified cost $77,465,226)...................................      87,332,256(a)
  Cash and receivables, less liabilities--1.5%....................       1,373,033
                                                                    --------------
NET ASSETS--100.0%................................................     $88,705,289
                                                                    --------------
                                                                    --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,869,415 and gross depreciation of $3,002,385 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $77,465,226.
(b)  Non-income producing.

                       See Notes to Financial Statements                      39

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

----------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $77,465,226)                               $  87,332,256
Cash                                                              2,498,226
Receivables
  Investment securities sold                                      7,261,582
  Fund shares sold                                                  622,433
  Dividends and interest                                             18,717
                                                              -------------
    Total assets                                                 97,733,214
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                 8,752,632
  Distribution fee                                                  119,980
  Investment advisory fee                                            65,314
  Administration fee                                                 38,112
  Fund shares repurchased                                            31,002
  Trustees' fee                                                       6,301
Accrued expenses                                                     14,584
                                                              -------------
    Total liabilities                                             9,027,925
                                                              -------------
NET ASSETS                                                    $  88,705,289
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  82,746,972
Undistributed net investment loss                                  (645,446)
Accumulated net realized gain                                    (3,263,267)
Net unrealized appreciation                                       9,867,030
                                                              -------------
NET ASSETS                                                    $  88,705,289
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $48,003,671)                2,082,122
Net asset value per share                                            $23.06
Offering price per share
  $23.06/(1-4.75%)                                                   $24.21
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $27,156,143)                1,195,025
Net asset value and offering price per share                         $22.72
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,428,126)                  591,384
Net asset value and offering price per share                         $22.71
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $117,349)                       5,089
Net asset value per share                                            $23.06
Offering price per share
  $23.06/(1-3.50%)                                                   $23.90

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $    49,700
Interest                                                           68,514
Foreign taxes withheld                                             (2,485)
                                                              -----------
    Total investment income                                       115,729
                                                              -----------
EXPENSES
Investment advisory fee                                           344,826
Distribution fee--Class A                                          47,173
Distribution fee--Class B                                         109,152
Distribution fee--Class C                                          57,245
Distribution fee--Class M                                             252
Administration                                                    202,591
Professional                                                       13,364
Trustees                                                            7,039
                                                              -----------
    Total expenses                                                781,642
    Less expenses borne by investment adviser                     (20,467)
                                                              -----------
    Net expenses                                                  761,175
                                                              -----------
NET INVESTMENT LOSS                                              (645,446)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (2,633,224)
Net realized gain on foreign currency transactions                    126
Net change in unrealized appreciation (depreciation) on
  investments                                                   8,799,813
                                                              -----------
NET GAIN ON INVESTMENTS                                         6,166,715
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 5,521,269
                                                              -----------
                                                              -----------

40                     See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

----------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS         YEAR ENDED
                                              ENDED        DECEMBER 31, 1997
                                          JUNE 30, 1998       (ROUNDED TO
                                           (UNAUDITED)         THOUSANDS)
                                          --------------   ------------------
FROM OPERATIONS
  Net investment loss                       $  (645,446)       $  (498,000)
  Net realized gain (loss)                   (2,633,098)         4,530,000
  Net change in unrealized appreciation
    (depreciation)                            8,799,813            698,000
                                          --------------   ------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                5,521,269          4,730,000
                                          --------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                     --                 --
  Net investment income--Class B                     --                 --
  Net investment income--Class C                     --                 --
  Net investment income--Class M                     --                 --
  Net realized gains--Class A                        --         (2,443,000)
  Net realized gains--Class B                        --         (1,543,000)
  Net realized gains--Class C                        --           (718,000)
  Net realized gains--Class M                        --                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --         (4,704,000)
                                          --------------   ------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,134,886 and 1,013,000 shares,
    respectively)                            25,832,262         21,556,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 115,000 shares, respectively)             --          2,307,000
  Cost of shares repurchased (369,351
    and 239,000 shares, respectively)        (8,493,714)        (4,740,000)
                                          --------------   ------------------
Total                                        17,338,548         19,123,000
                                          --------------   ------------------
CLASS B
  Proceeds from sales of shares (460,559
    and 706,000 shares, respectively)        10,298,067         15,726,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 67,000 shares, respectively)              --          1,327,000
  Cost of shares repurchased (94,425 and
    25,000 shares, respectively)             (2,094,814)          (514,000)
                                          --------------   ------------------
Total                                         8,203,253         16,539,000
                                          --------------   ------------------
CLASS C
  Proceeds from sales of shares (254,394
    and 364,000 shares, respectively)         5,489,862          7,688,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 33,000 shares, respectively)              --            659,000
  Cost of shares repurchased (50,245 and
    13,000 shares, respectively)             (1,103,240)          (279,000)
                                          --------------   ------------------
Total                                         4,386,622          8,068,000
                                          --------------   ------------------
CLASS M
  Proceeds from sales of shares (5,260
    and 0 shares, respectively)                 110,536                 --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --                 --
  Cost of shares repurchased (171 and 0
    shares, respectively)                        (3,961)                --
                                          --------------   ------------------
Total                                           106,575                 --
                                          --------------   ------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             30,034,998         43,730,000
                                          --------------   ------------------
  NET INCREASE IN NET ASSETS                 35,556,267         43,756,000
NET ASSETS
  Beginning of period                        53,149,022          9,393,000
                                          --------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($645,446) AND $0, RESPECTIVELY)        $88,705,289        $53,149,000
                                          --------------   ------------------
                                          --------------   ------------------

                       See Notes to Financial Statements                      41

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

----------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS A
                           --------------------------------------------------------------------------
                                                                                            INCEPTION
                                                                                            (OCTOBER
                                                                                            10, 1994)
                             SIX MONTHS                                                      THROUGH
                           ENDED 6/30/98               YEAR ENDED DECEMBER 31,              DECEMBER
                            (UNAUDITED)           1997           1996           1995        31, 1994
                           --------------      ----------      ---------      --------      ---------
Net asset value,
  beginning of period      $     21.09         $    18.39      $   14.90      $  12.07      $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(1)                    (0.16)(8)          (0.31)(2)      (0.12)(3)      0.22(3)     0.07(3)
  Net realized and
    unrealized gain               2.13               5.07           7.45          2.87        2.00
                                ------         ----------      ---------      --------      ---------
      TOTAL FROM
        INVESTMENT
        OPERATIONS                1.97               4.76           7.33          3.09        2.07
                                ------         ----------      ---------      --------      ---------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               --                 --          (0.28)        (0.08)         --
  Dividends from net
    realized gains                  --              (2.06)         (3.56)        (0.18)         --
                                ------         ----------      ---------      --------      ---------
  TOTAL DISTRIBUTIONS               --              (2.06)         (3.84)        (0.26)         --
                                ------         ----------      ---------      --------      ---------
Change in net asset value         1.97               2.70           3.49          2.83        2.07
                                ------         ----------      ---------      --------      ---------
NET ASSET VALUE, END OF
  PERIOD                   $     23.06         $    21.09      $   18.39      $  14.90      $12.07
                                ------         ----------      ---------      --------      ---------
                                ------         ----------      ---------      --------      ---------
Total return(4)                   9.29%(7)          26.41%(2)      52.37%(3)     25.68%(3)   20.70%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                  $48,004            $27,771         $7,859        $1,742        $121

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              1.79%(5)           1.80%(2)       1.10%(3)        --%(3)      --%(5)
  Net investment income
    (loss)                       (1.65)%(5)         (1.40)%(2)     (0.70)%(3)     1.50%(3)    2.60%(5)
Portfolio turnover                  71%(7)          313.5%         297.1%        121.4%      157.9%

                                                        CLASS B
                                     ---------------------------------------------
                                       SIX MONTHS         YEAR ENDED DECEMBER 31,
                                     ENDED 6/30/98
                                      (UNAUDITED)           1997           1996
                                     --------------      ----------      ---------
Net asset value, beginning of
  period                             $     20.87         $    18.35      $   16.44(6)
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)          (0.24)(8)          (0.46)(2)      (0.32)
  Net realized and unrealized gain          2.09               5.04           2.43
                                          ------         ----------      ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                          1.85               4.58           2.11
                                          ------         ----------      ---------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                    --                 --             --
  Dividends from net realized gains           --              (2.06)         (0.20)
                                          ------         ----------      ---------
  TOTAL DISTRIBUTIONS                         --              (2.06)         (0.20)
                                          ------         ----------      ---------
Change in net asset value                   1.85               2.52           1.91
                                          ------         ----------      ---------
NET ASSET VALUE, END OF PERIOD       $     22.72(7)      $    20.87      $   18.35
                                          ------         ----------      ---------
                                          ------         ----------      ---------
Total return(4)                             8.86%             25.49%(2)      12.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $27,156            $17,298         $1,480

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.54%(5)           2.60%(2)       2.60%
  Net investment income (loss)             (2.40)%(5)         (2.10)%(2)     (2.20)%
Portfolio turnover                            71%(7)          313.5%         297.1%

42                     See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
----------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS M
                                                                          ---------
                                                                            FROM
                                             CLASS C                      INCEPTION
                           -------------------------------------------     1/20/98
                             SIX MONTHS                                      TO
                           ENDED 6/30/98       YEAR ENDED DECEMBER 31,     6/30/98
                            (UNAUDITED)          1997           1996      (UNAUDITED)
                           --------------      ---------      --------    ---------
Net asset value,
  beginning of period      $     20.87         $   18.35(9)   $  17.99(6) $20.86
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(1)                    (0.24)(8)         (0.47)(2)     (0.29)    (0.17)(8)
  Net realized and
    unrealized gain               2.08              5.05          0.85      2.37
                               -------         ---------      --------    ---------
      TOTAL FROM
        INVESTMENT
        OPERATIONS                1.84              4.58          0.56      2.20
                               -------         ---------      --------    ---------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               --                --            --        --
  Dividends from net
    realized gains                  --             (2.06)        (0.20)       --
                               -------         ---------      --------    ---------
  TOTAL DISTRIBUTIONS               --             (2.06)        (0.20)       --
                               -------         ---------      --------    ---------
Change in net asset value         1.84              2.52          0.36      2.20
                               -------         ---------      --------    ---------
NET ASSET VALUE, END OF
  PERIOD                   $     22.71         $   20.87      $  18.35    $23.06
                               -------         ---------      --------    ---------
                               -------         ---------      --------    ---------
Total return(4)                   8.77%(7)         25.49%(2)      3.12%    10.55%(7)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                  $13,428            $8,080           $54      $117

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              2.54%(5)          2.60%(2)      2.60%     2.04%(5)
  Net investment income
    (loss)                       (2.41)%(5)        (2.10)%(2)    (2.20)%   (1.90)%(5)
Portfolio turnover                  71%(7)         313.5%        297.1%       71%(7)

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $1,128. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.31), $(.46) and $(.47), respectively, 26.41%, 25.49% and 25.49%, respectively, and 1.8%,
     2.6% and 2.6%, respectively, (1.4)%, (2.1)% and (2.1)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $16,488, $12,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%, 2.3% and (0.8)%, respectively, and $(.01),
     15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1994 have not been annualized.
(5)  Annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.
(7)  Not annualized.
(8) Includes reimbursement of operating expenses by investment adviser of $0.01.

                       See Notes to Financial Statements                      43

PHOENIX-ENGEMANN VALUE 25 FUND
------------------------------------------------------

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Value 25 Fund seeks to achieve dividend income and long-term growth of capital by investing primarily in 25 high-yielding stocks of the S&P 500.
  Management believes the quantitative investment approach of the Value 25 fund will challenge the Dogs of the Dow strategy, which buys the 10 highest yielding stocks on the Dow Jones Industrial Average and replaces them with new Dogs the following year.

Q: HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1998?

A: The Phoenix-Engemann Value 25 Fund's NAV for Class A Shares increased 5.3 percent for the 6-month period ended June 30, 1998. The fund came in behind the
9.1 percent increase for the average equity income fund, the category in which Lipper Analytical Services places the fund. Value 25 slightly underperformed The Dogs of the Dow, which was up 7.8 percent for the period.

Q: HOW DID THE FUND FARE RELATIVE TO YOUR EXPECTATIONS?

A: The first half of 1998 was a great period for growth stocks and a difficult period for industrial stocks which are prevalent in the Value 25 fund. As a result, the Value 25 fund "zagged" while the growth funds in our family generally "zigged." The high-yielding stocks in the Value 25 fund are generally from commodity-based industry sectors which underperformed the broad market.

Q: WHICH STOCKS PERFORMED WELL DURING THE FIRST SIX MONTHS OF 1998?

A: The automotive sector was one of the best performing sectors in the economy during the period and one in which we participated. We owned a 4 percent position in both Ford and Chrysler which were up 86 percent and 63 percent respectively for the period. GM's return of 12 percent was lower than Ford and Chrysler due in part to a strike at the company. The stellar performance of Ford and Chrysler is an example of what can happen when a certain sector becomes "in favor."

Q: WHAT STOCKS DIDN'T WORK OUT SO WELL?

A: The ongoing problems in Asia have caused commodity pricing across the board to weaken, which in turn has adversely affected many of the companies in this fund. Asarco and Phelps Dodge were down due to weak copper pricing; US Steel was down due to weak steel pricing; and the oil companies in the portfolio, on average, were down due to the falling price of oil.

Q: WHAT IS YOUR OUTLOOK FOR THE VALUE 25 FUND?

A: We are very optimistic about the future of the stocks in the Value 25 fund. There will always be periods of time when cyclical stocks will be out of favor in the marketplace. This has been the case for the first half of this year and much of 1997 as well. When this trend reverses, we believe that the stocks held in this fund will be poised to outperform the market.

PHOENIX-ENGEMANN VALUE 25 FUND
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             TOTAL RETURNS(1)

                  1 YEAR    SINCE INCEPTION
A Shares(2) (INCEPTION: 12/17/96)
  NAV             11.61%        17.99%
  POP              6.30%        14.30%

B Shares (INCEPTION: 1/9/97)
  CDSC            10.73%        12.39%*
  No CDSC          6.73%        16.48%*

C Shares (INCEPTION: 1/9/97)
  CDSC             9.67%        14.93%*
  No CDSC         10.67%        16.46%*

M Shares(3) (INCEPTION: 1/21/98)
  NAV               -           8.26%
  POP               -           4.49%

S&P 500 Index     16.50%        note 4

SECTOR HOLDINGS (AS A PERCENT OF MARKET VALUE)

Auto & Transportation      18.0%
Consumer Discretionary      4.0%
Consumer Staples            4.0%
Financial Services          4.0%
Integrated Oils            20.0%
Materials & Processing     27.0%
Other Energy                4.0%
Producer Durables           4.0%
Utilities                   5.0%
Cash & Other               10.0%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX OF 1,000 SECURITIES WITH A GREATER THAN AVERAGE GROWTH ORIENTATION.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS ARE CAPITAL GAINS DISTRIBUTIONS.

(2) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIUMUM FRONT-END 4.75% SALES CHARGE. PRIOR TO 1/20/98, THE MAXIMUM FRONT-END SALES CHARGE WAS 5.5%. "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE
(CDSC) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(3) CLASS M SHARES ARE NOT CURRENTLY OFFERED.

(4) THE S&P 500 INDEX PERFORMANCE IS 36.03%, 34.16%, 34.16% AND 17.60% FOR
CLASS A, B, C AND M, RESPECTIVELY, SINCE INCEPTION DATE AS NOTED.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT-PHOENIX-ENGEMANN VALUE 25 FUND A SHARES(5) AND THE S&P 500 INDEX(6)

Fund After Maximum Sales Load    S&P 500 Stock Index
    12/17/96   $9,525.00             $10,000.00
     6/30/97  $10,999.67             $12,306.58
     6/30/98  $12,276.19             $16,034.22

(5) THIS CHART ILLUSTRATES POP RETURNS ON CLASS A SHARES ONLY. RETURNS WILL VARY ON CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

(6) THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE REPRESENTATIVE OF THE U.S. STOCK MARKET AND INCLUDES REINVESTED DIVIDENDS.

12/17/96 (FUND INCEPTION)

PHOENIX-ENGEMANN VALUE 25 FUND

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          TEN LARGEST HOLDINGS AT JUNE 30, 1998
(as a percentage of net assets)
1. Chrysler Corp.                                               5.6%
Manufactures and sells cars, trucks and related parts
globally
2. Ford Motor Co.                                               5.1%
Manufactures and sells cars, trucks and related parts
globally
3. ALLTEL Corp.                                                 4.6%
Provides wireline and wireless communications
4. Dun & Bradstreet Corp.                                       4.3%
Markets information and services for business
decision-making
5. SUPERVALU, Inc.                                              4.2%
Wholesaler and retailer of food and non-food products
6. Dow Chemical Co.                                             4.1%
Manufactures and sells chemicals and related products
7. Atlantic Richfield Co.                                       4.1%
Explores for, develops and markets crude oil and natural
gas
8. Chevron Corp.                                                4.0%
Explores for, develops and markets crude oil and natural
gas
9. General Motors Corp.                                         4.0%
Manufactures and sells cars, trucks and related parts
globally
10. Phillips Petroleum Co.                                      4.0%
Explores for, develops and markets crude oil and natural
gas

                          INVESTMENTS AT JUNE 30, 1998
                                  (UNAUDITED)

                                            SHARES         VALUE
                                          -----------   -----------
COMMON STOCKS--99.7%
AUTOMOBILES--14.7%
  Chrysler Corp.........................       39,260   $ 2,213,282
  Ford Motor Co.........................       33,925     2,001,575
  General Motors Corp...................       23,835     1,592,476
                                                        -----------
                                                          5,807,333
                                                        -----------
CHEMICALS (SPECIALTY) -- 3.7%
  Nalco Chemical Co.....................       42,180     1,481,573
                                                        -----------
CHEMICALS--7.9%
  Dow Chemical Co.......................       16,855     1,629,668
  Eastman Chemical Co...................       23,645     1,471,901
                                                        -----------
                                                          3,101,569
                                                        -----------
DISTRIBUTORS (FOOD & HEALTH)--4.2%
  SUPERVALU, Inc........................       37,230     1,652,081
                                                        -----------
ELECTRICAL EQUIPMENT--3.5%
  General Signal Corp...................       38,530     1,387,080
                                                        -----------
IRON & STEEL--11.1%
  Allegheny Teledyne, Inc...............       67,560     1,545,435
  USX-US Steel Group, Inc...............       44,910     1,482,030
  Worthington Industries, Inc...........       88,970     1,340,111
                                                        -----------
                                                          4,367,576
                                                        -----------
MACHINERY (DIVERSIFIED)--3.5%
  Cooper Industries, Inc................       25,385     1,394,588
                                                        -----------
MANUFACTURING (DIVERSIFIED)--3.7%
  Minnesota Mining & Manufacturing
    Co..................................       17,720     1,456,363
                                                        -----------
METALS MINING--7.5%
  ASARCO, Inc...........................       67,365     1,498,871
  Phelps Dodge Corp.....................       25,765     1,473,436
                                                        -----------
                                                          2,972,307
                                                        -----------

                                            SHARES         VALUE
                                          -----------   -----------
OIL (DOMESTIC INTERGRATED)--8.1%
  Atlantic Richfield Co.................       20,625   $ 1,611,328
  Phillips Petroleum Co.................       32,825     1,581,755
                                                        -----------
                                                          3,193,083
                                                        -----------
OIL (INTERNATIONAL INTEGRATED)--12.0%
  Chevron Corp..........................       19,240     1,598,123
  Exxon Corp............................       21,930     1,563,883
  Texaco, Inc...........................       26,470     1,579,928
                                                        -----------
                                                          4,741,934
                                                        -----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.5%
  Kerr-McGee Corp.......................       23,560     1,363,535
                                                        -----------
SERVICES (COMMERCIAL & CONSUMER)--4.3%
  Dun & Bradstreet Corp.................       47,290     1,708,351
                                                        -----------
TELEPHONE--4.6%
  ALLTEL Corp...........................       38,820     1,805,130
                                                        -----------
TEXTILES (HOME FURNISHINGS)--3.7%
  Springs Industries, Inc...............       31,515     1,453,629
                                                        -----------
TRUCKS & PARTS--3.7%
  PACCAR, Inc...........................       27,980     1,461,955
                                                        -----------
TOTAL COMMON STOCK
  (Identified cost $38,651,586)......................    39,348,087
                                                        -----------

TOTAL INVESTMENTS--99.7%
  (Identified cost $38,651,586)......................    39,348,087(a)
  Cash and receivables, less liabilities--0.3%.......       128,485
                                                        -----------
NET ASSETS--100.0%...................................   $39,476,572
                                                        -----------
                                                        -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,119,794 and gross depreciation of $2,423,293 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purpose was $38,651,586.

46                     See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $38,651,586)                               $  39,348,087
Cash                                                                206,926
Receivables
  Dividends and interest                                             71,450
  Fund shares sold                                                   52,506
                                                              -------------
    Total assets                                                 39,678,969
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                            74,316
  Distribution fee                                                   60,505
  Investment advisory fee                                            29,267
  Administration fee                                                 19,511
  Trustees' fee                                                       6,557
Accrued expenses                                                     12,241
                                                              -------------
    Total liabilities                                               202,397
                                                              -------------
NET ASSETS                                                    $  39,476,572
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  36,683,920
Undistributed net investment income                                  48,492
Accumulated net realized gain                                     2,047,659
Net unrealized appreciation                                         696,501
                                                              -------------
NET ASSETS                                                    $  39,476,572
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $20,791,412)                1,715,060
Net asset value per share                                            $12.12
Offering price per share
  $12.12/(1-4.75%)                                                   $12.72
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,301,597)                  935,931
Net asset value and offering price per share                         $12.08
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,275,202)                   603,088
Net asset value and offering price per share                         $12.06
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $108,361)                       8,839
Net asset value per share                                            $12.26
Offering price per share
  $12.26/(1-3.50%)                                                   $12.70

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $   553,856
Interest                                                            5,610
                                                              -----------
    Total investment income                                       559,466
                                                              -----------

EXPENSES
Investment advisory fee                                           170,952
Distribution fee--Class A                                          26,260
Distribution fee--Class B                                          52,413
Distribution fee--Class C                                          31,879
Distribution fee--Class M                                             300
Administration                                                    113,968
Professional                                                       12,361
Trustees                                                            7,273
                                                              -----------
    Total expenses                                                415,406
    Less expenses borne by investment adviser                     (19,637)
                                                              -----------
    Net expenses                                                  395,769
                                                              -----------
NET INVESTMENT INCOME                                             163,697
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 2,046,115
Net change in unrealized appreciation (depreciation) on
  investments                                                    (432,105)
                                                              -----------
NET GAIN ON INVESTMENTS                                         1,614,010
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 1,777,707
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements                      47

PHOENIX-ENGEMANN VALUE 25 FUND

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS         YEAR ENDED
                                              ENDED        DECEMBER 31, 1997
                                          JUNE 30, 1998       (ROUNDED TO
                                           (UNAUDITED)         THOUSANDS)
                                          --------------   ------------------
FROM OPERATIONS
  Net investment income                     $   163,697        $   231,000
  Net realized gain                           2,046,115          1,504,000
  Net change in unrealized appreciation
    (depreciation)                             (432,105)         1,133,000
                                          --------------   ------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                1,777,707          2,868,000
                                          --------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                (84,456)          (171,000)
  Net investment income--Class B                (18,747)           (37,000)
  Net investment income--Class C                (13,208)           (22,000)
  Net investment income--Class M                   (335)                --
  Net realized gains--Class A                        --           (878,000)
  Net realized gains--Class B                        --           (403,000)
  Net realized gains--Class C                        --           (221,000)
  Net realized gains--Class M                        --                 --
                                          --------------   ------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (116,746)        (1,732,000)
                                          --------------   ------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (365,361
    and 1,831,000 shares, respectively)       4,472,604         20,131,000
  Net asset value of shares issued from
    reinvestment of distributions
    (6,025 and 86,000 shares,
    respectively)                                72,360            977,000
  Cost of shares repurchased (344,615
    and 277,000 shares, respectively)        (4,258,860)        (3,121,000)
                                          --------------   ------------------
Total                                           286,104         17,987,000
                                          --------------   ------------------
CLASS B
  Proceeds from sales of shares (247,668
    and 770,000 shares, respectively)         2,995,428          8,726,000
  Net asset value of shares issued from
    reinvestment of distributions
    (853 and 23,000 shares,
    respectively)                                10,208            260,000
  Cost of shares repurchased (75,590 and
    30,000 shares, respectively)               (936,517)          (357,000)
                                          --------------   ------------------
Total                                         2,069,119          8,629,000
                                          --------------   ------------------
CLASS C
  Proceeds from sales of shares (208,976
    and 421,000 shares, respectively)         2,527,176          4,940,000
  Net asset value of shares issued from
    reinvestment of distributions
    (461 and 17,000 shares,
    respectively)                                 5,514            197,000
  Cost of shares repurchased (30,973 and
    13,000 shares, respectively)               (379,601)          (162,000)
                                          --------------   ------------------
Total                                         2,153,089          4,975,000
                                          --------------   ------------------
CLASS M
  Proceeds from sales of shares (20,926
    and 0 shares, respectively)                 256,291                 --
  Net asset value of shares issued from
    reinvestment of distributions
    (28 and 0 shares, respectively)                 335                 --
  Cost of shares repurchased (12,115 and
    0 shares, respectively)                    (158,854)                --
                                          --------------   ------------------
Total                                            97,772                 --
                                          --------------   ------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              4,606,084         31,591,000
                                          --------------   ------------------
  NET INCREASE IN NET ASSETS                  6,267,045         32,727,000
NET ASSETS
  Beginning of period                        33,209,527            482,000
                                          --------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $136,909
    AND
    $1,000, RESPECTIVELY)                   $39,476,572        $33,209,000
                                          --------------   ------------------
                                          --------------   ------------------

48                     See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                CLASS A
                           -------------------------------------------------
                                                                INCEPTION                    CLASS B
                            SIX MONTHS                        (DECEMBER 17,      -------------------------------
                              ENDED                              1996) TO         SIX MONTHS
                             6/30/98        DECEMBER 31,       DECEMBER 31,      ENDED 6/30/98     DECEMBER 31,
                           (UNAUDITED)          1997               1996           (UNAUDITED)          1997
                           ------------     -------------     --------------     -------------     -------------
Net asset value,
  beginning of period         $ 11.56          $ 10.11            $10.00            $ 11.53           $ 10.39(5)
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)(1)                    0.07(7)          0.17(2)             --               0.03(7)           0.08(2)
  Net realized and
    unrealized gain              0.54             1.95              0.11               0.54              1.67
                           ------------     -------------         ------         -------------     -------------
      TOTAL FROM
        INVESTMENT
        OPERATIONS               0.61             2.12              0.11               0.57              1.75
                           ------------     -------------         ------         -------------     -------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income           (0.05)           (0.12)               --              (0.02)            (0.06)
  Dividends from net
    realized gains                 --            (0.55)               --                 --             (0.55)
                           ------------     -------------         ------         -------------     -------------
      TOTAL DISTRIBUTIONS       (0.05)           (0.67)               --              (0.02)            (0.61)
                           ------------     -------------         ------         -------------     -------------
Change in net asset value        0.56             1.45              0.11               0.55              1.14
                           ------------     -------------         ------         -------------     -------------
NET ASSET VALUE, END OF
  PERIOD                      $ 12.12          $ 11.56            $10.11            $ 12.08           $ 11.53
                           ------------     -------------         ------         -------------     -------------
                           ------------     -------------         ------         -------------     -------------
Total return(3)                  5.28%(6)        21.10%(2)          1.10%(3)           4.95%(6)         16.97%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                 $20,791          $19,518              $482            $11,302            $8,799

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses             1.75%(4)         1.80%(2)          1.70%(4)           2.50%(4)          2.60%(2)
  Net investment income
    (loss)                       1.18%(4)         1.40%(2)          1.80%(3)           0.48%(4)          0.70%(2)
Portfolio turnover                 52%(6)         87.7%               --%                52%(6)          87.7%

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.8%, 0.7% and 0.8%, respectively.
(3) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 17, 1996 and December 31, 1996 has not been annualized.
(4)  Annualized.
(5) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(6)  Not annualized
(7) Includes reimbursement of operating expenses by investment adviser of $0.01.

                       See Notes to Financial Statements                      49

PHOENIX-ENGEMANN VALUE 25 FUND
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS M
                                      CLASS C                 --------------
                           ------------------------------     FROM INCEPTION
                            SIX MONTHS                          1/20/98 TO
                              ENDED         DECEMBER 31,         6/30/98
                             6/30/98            1997           (UNAUDITED)
                           ------------     -------------     --------------
Net asset value, beginning of
  period                                $ 11.52          $ 10.39(5)         $11.36
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)          0.03(7)          0.09(2)           0.05(7)
  Net realized and unrealized gain         0.53             1.66              0.89
                                         ------           ------            ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.56             1.75              0.94
                                         ------           ------            ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                (0.02)           (0.07)            (0.04)
  Dividends from net realized gains          --            (0.55)               --
                                         ------           ------            ------
      TOTAL DISTRIBUTIONS                 (0.02)           (0.62)            (0.04)
                                         ------           ------            ------
Change in net asset value                  0.54             1.13              0.90
                                         ------           ------            ------
NET ASSET VALUE, END OF PERIOD          $ 12.06          $ 11.52            $12.26
                                         ------           ------            ------
                                         ------           ------            ------
Total return(3)                            4.88%(6)        17.01%(2)          8.26%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $7,275           $4,893              $108

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                       2.50%(4)         2.60%(2)          2.00%(4)
  Net investment income (loss)             0.46%(4)         0.80%(2)          0.86%(4)
Portfolio turnover                           52%(6)         87.7%               52%(6)

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.8%, 0.7% and 0.8%, respectively.
(3) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 17, 1996 and December 31, 1996 has not been annualized.
(4)  Annualized.
(5) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(6)  Not annualized
(7) Includes reimbursement of operating expenses by investment adviser of $0.01.

50                     See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Funds are offered for sale: The Phoenix-Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund, Phoenix-Engemann Value 25 Fund and Phoenix-Engemann Global Growth Fund (formerly The Pasadena Growth Fund, The Pasadena Nifty Fifty, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund, The Pasadena Value 25 Fund and The Pasadena Global Growth Fund, respectively), collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds (formerly the Pasadena Investment Trust, the "Trust"). Each Fund represents an investment in a separate diversified fund with its own investment objectives. GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. GLOBAL GROWTH FUND seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve substantial dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B, Class C and Class M shares. Class M shares have been closed to new investors. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class M shares are sold with a front-end sales charge of up to 3.50%. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date plus one. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting for a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

F. FORWARD CURRENCY CONTRACTS:

  The Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed; the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedge instruments.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedge instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Roger Engemann & Associates, Inc. ("REA", or the "Adviser") REA is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                       FIRST         NEXT          OVER
                    $50 MILLION  $450 MILLION  $500 MILLION
                    -----------  ------------  ------------
Growth Fund.......        0.90%         0.80%         0.70%
Nifty Fifty
Fund..............        0.90%         0.80%         0.70%
Balanced Return
Fund..............        0.80%         0.70%         0.60%
Global Growth
Fund..............        1.10%         1.00%         0.90%
Small & Mid-Cap
Growth Fund.......        1.00%         0.90%         0.80%
Value 25 Fund.....        0.90%         0.80%         0.70%

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that is retained net selling commissions of $48,959 for Class A shares and deferred sales charges of $259,520 for Class B shares for the period ended June 30, 1998. In addition, each Fund pays PEPCO

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class M shares applied to the average daily net assets of each Fund. The distribution has advised the Trust that of the total amount expensed for the period ended June 30, 1998, $964,197 was retained by the Distributor, $1,367,928 was paid out to unaffiliated Participants and $4,938 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $450 million, 0.40% of average daily net assets of $450 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

  At June 30, 1998, PHL and affiliates held Phoenix-Engemann Fund shares which aggregated the following:

                                                 AGGREGATE
                                    SHARES    NET ASSET VALUE
                                   ---------  ---------------
Growth--Class M..................  4,861.489     $ 118,765
Nifty Fifty--Class M.............  3,388.682       117,147
Balanced Return--Class M.........  3,389.831       111,322
Global Growth--Class M...........  5,045.409       117,457
Small & Mid Cap Growth--Class
  M..............................  4,794.864       110,546
Value 25--Class M................  8,830.349       108,260

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended June 30, 1998 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                   PURCHASES      SALES
                                   ----------  -----------
Growth Fund                        477,334,981 313,949,654
Nifty Fifty Fund                   140,724,345 117,648,977
Balanced Return Fund               27,031,916   21,055,359
Global Growth Fund                 12,215,915   10,322,249
Small & Mid Cap Growth Fund        82,525,748   50,842,034
Value 25 Fund                      24,749,572   70,728,192

  Purchases and sales of U.S. Government and agency securities during the six months ended June 30, 1998, aggregated $23,467,672 and $28,969,209 respectively, for the Balanced Return Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

  The Funds may invest in direct debit instruments which are interested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principals, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell its participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entitles responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

PHOENIX-ENGEMANN FUNDS

600 North Rosemead Boulevard
Pasadena, California 91107-2133

OFFICERS AND TRUSTEES

Roger Engemann, Chairman of the Board,
  President and Trustee
Barry E. McKinley, Trustee
Robert L. Peterson, Trustee
Richard C. Taylor, Trustee
John S. Tilson, Chief Financial Officer, Secretary
Angela Wong, Trustee

INVESTMENT ADVISERS

Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2101

PRINCIPAL UNDERWRITER

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
PO Box 2200
Enfield, Connecticut 06083-2200

CUSTODIANS

Union Bank of California
475 Sansome Street
San Francisco, California 94111

State Street Bank and Trust Company
(Global Growth Fund)
PO Box 351
Boston, Massachusetts 02101

TRANSFER AGENT

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
PO Box 2200
Enfield, Connecticut 06083-2200

HOW TO CONTACT US

Toll-Free Numbers
The Fund Connection                   1-800-243-1574
Customer Service                      1-800-243-1574 (option 0)
Investment Strategy Hotline           1-800-243-4361 (option 2)
Marketing Department                  1-800-243-4361 (option 3)
Text Telephone                        1-800-243-1926

--------------------------------------------------------------------------------
THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE PHOENIX-ENGEMANN GROWTH FUND, PHOENIX-ENGEMANN NIFTY FIFTY FUND, PHOENIX-ENGEMANN BALANCED RETURN FUND, PHOENIX-ENGEMANN SMALL & MID-CAP FUND, PHOENIX-ENGEMANN VALUE 25 FUND AND THE PHOENIX-ENGEMANN GLOBAL GROWTH FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE FUNDS' CURRENT PROSPECTUS WHICH GIVES DETAILS ABOUT CHARGES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS.
--------------------------------------------------------------------------------

                                                                  BULK RATE
PHOENIX-ENGEMANN FUNDS                                          U.S. POSTAGE
PO Box 2200                                                          PAID
Enfield CT 06083-2200                                          SPRINGFIELD, MA
                                                               PERMIT NO. 444


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